UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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CareDx, Inc.
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CAREDX, INC.
1 Tower Place, 9th Floor
South San Francisco, CA 94080
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m. Pacific Time on Wednesday, June 17, 2020
Dear Stockholder:
You are cordially invited to attend the 2020 annual meeting of stockholders (the “Annual Meeting”) of CareDx, Inc., a Delaware corporation (“CareDx,” “we”, “us”, “our”, or the “Company”). The Annual Meeting will be held on Wednesday, June 17, 2020 at 10:00 a.m. Pacific Time, at our headquarters, located at 1 Tower Place, 9th Floor, South San Francisco, CA 94080, for the following purposes, as more fully described in the accompanying proxy statement:
1. To elect two Class III directors to serve until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified;
2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020;
3. To approve, on an advisory basis, the compensation of our named executive officers;
4. To approve, on an advisory basis, the frequency of advisory votes on the compensation of our named executive officers;
5. To approve an amendment to the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock that may be issued under the 2014 Plan by 400,000 shares; and

6. To conduct any other business properly brought before the Annual Meeting and any adjournments or postponements thereof.
Our Board of Directors has fixed the close of business on April 21, 2020 as the record date for the Annual Meeting. Only stockholders of record on April 21, 2020 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon are more fully described in the accompanying proxy statement.
On or about May 6, 2020, we expect to mail our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our annual report. The Notice provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report can be accessed directly at https://investors.caredxinc.com/financial-information/annual-reports.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions.
Thank you for your continued support of CareDx.
By order of the Board of Directors,
/s/ Peter Maag, Ph.D.
Peter Maag, Ph.D.
Chairman and Chief Executive Officer
South San Francisco, California
April 29, 2020

TABLE OF CONTENTS
Page

CAREDX, INC.
PROXY STATEMENT
FOR 2020 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m. Pacific Time on Wednesday, June 17, 2020
We sent you this proxy statement and the enclosed proxy card because the Board of Directors (“Board of Directors”) of CareDx, Inc. (sometimes referred to as “we”, “CareDx” or the “Company”) is soliciting your proxy to vote at the Company’s 2020 annual meeting of stockholders (the “Annual Meeting”) and any postponements, adjournments or continuations thereof. The Annual Meeting will be held on Wednesday, June 17, 2020 at 10:00 a.m. Pacific Time, at our headquarters, located at 1 Tower Place, 9th Floor, South San Francisco, CA 94080. You are invited to attend the Annual Meeting and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may complete, sign and return the enclosed proxy card or submit your proxy through the Internet or by telephone according to the instructions contained in the enclosed proxy card.
The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our annual report is first being mailed on or about May 6, 2020 to all stockholders entitled to receive notice of and to vote at the Annual Meeting.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.
What matters am I voting on?
You will be voting on:
• the election of two Class III directors to hold office until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified;
• a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020;
• a proposal to approve, on an advisory basis, the compensation of our named executive officers;
• a proposal to approve, on an advisory basis, the frequency of advisory votes on the compensation of our named executive officers;
• a proposal to approve an amendment to the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock that may be issued under the 2014 Plan by 400,000 shares; and

• any other business properly brought before the Annual Meeting or any adjournments or postponements thereof.
How does our Board of Directors recommend that I vote?
Our Board of Directors recommends that you vote:
• FOR the election of each of the two directors nominated by our Board of Directors and named in this proxy statement as Class III directors to serve for a three-year term;
• FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020;

• FOR the approval of the compensation paid to our named executive officers as disclosed in this proxy statement; and
• FOR “1 Year” (annual vote) regarding the frequency of advisory votes on the compensation of our named executive officers; and

• FOR the approval of the amendment to the 2014 Plan to increase the number of shares of common stock that may be issued under the 2014 Plan by 400,000 shares.

Will there be any other items of business on the agenda?
If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card concerning those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board of Directors does not intend to bring any other matters to be voted on at the Annual Meeting, and we are not currently aware of any matters that may be properly presented by others for consideration at the Annual Meeting.
Who is entitled to vote at the Annual Meeting?
Holders of our common stock at the close of business on April 21, 2020, the record date for the Annual Meeting (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. Stockholders are not permitted to cumulate votes with respect to the election of directors.
As of the Record Date, there were 43,295,386 shares of common stock outstanding and entitled to vote.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with Computershare Trust Company, N.A., our transfer agent, then you are the stockholder of record for such shares. As the stockholder of record, you may vote either in person at the Annual Meeting or by proxy.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Please see “What if I do not specify how my shares are to be voted?” for additional information.
Do I have to do anything in advance if I plan to attend the Annual Meeting in person?
Stockholder of Record: Shares Registered in Your Name. If you were a stockholder of record at the close of business on the Record Date, you do not need to do anything in advance to attend and/or vote your shares in person at the Annual Meeting, but you will need to present government-issued photo identification for entrance into the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner at the close of business on the Record Date, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the Annual Meeting even if you do not have a legal proxy. For entrance into the Annual Meeting, you will need to provide proof of beneficial ownership as of the Record Date, such as the notice or voting instructions you received from your broker, bank or other nominee or a brokerage statement reflecting your ownership of shares as of the Record Date, and present government-issued photo identification.
Please note that no cameras, recording equipment, large bags, briefcases or packages will be permitted in the Annual Meeting.

How do I vote and what are the voting deadlines?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can vote in one of the following ways:
• You may vote via the Internet or by telephone. To vote via the Internet or by telephone, follow the instructions provided in the Notice of Internet Availability of Proxy Materials. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on June 16, 2020. Alternatively, you may request a printed proxy card by telephone at 1-800-690-6903, or the Internet at www.proxyvote.com.
• You may vote by mail. If you have received printed proxy materials by mail and would like to vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it to the tabulation agent in the enclosed postage-paid envelope so that it is received no later than June 16, 2020. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail.
• You may vote in person. If you plan to attend the Annual Meeting, you may vote by delivering your completed proxy card in person or by completing and submitting a ballot, which will be provided at the Annual Meeting.
• Note: If you vote via the Internet, return a proxy card by mail or vote in person, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, Peter Maag, Ph.D. and Michael Bell, the persons who have been designated as proxy holders by our Board of Directors, will vote the shares you own in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends that you vote FOR the election of each of the two directors nominated by our Board of Directors and named in this proxy statement as Class III directors to serve for a three-year term (Proposal No. 1), FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020 (Proposal No. 2), FOR the approval of the compensation paid to our named executive officers as disclosed in this proxy statement (Proposal No. 3), FOR “1 Year” (annual vote) regarding the frequency of future advisory votes on the compensation of our named executive officers (Proposal No. 4), and FOR the amendment to the 2014 Plan to increase the number of shares of common stock that may be issued under the 2014 Plan by 400,000 shares (Proposal No. 5).
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
Can I change my vote or revoke my proxy?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:
• entering a new vote by Internet or telephone;
• signing and returning a new proxy card with a later date;
• delivering a written notice of revocation to our Corporate Secretary prior to the Annual Meeting; or
• attending the Annual Meeting and voting in person.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. Peter Maag, Ph.D. and Michael Bell have been designated as proxy holders by our Board of Directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.
What if I do not specify how my shares are to be voted?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:
• FOR the election of each of the two directors nominated by our Board of Directors and named in this proxy statement as Class III directors to serve for a three-year term (Proposal No. 1);
• FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020 (Proposal No. 2);
• FOR the approval of the compensation paid to our named executive officers as disclosed in this proxy statement (Proposal No. 3);
• FOR “1 Year” (annual vote) regarding the frequency of future advisory votes on the compensation of our named executive officers (Proposal No. 4);
• FOR the approval of the amendment to the 2014 Plan to increase the number of shares of common stock that may be issued under the 2014 Plan by 400,000 shares (Proposal No. 5); and
• In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors), Proposal No. 3 (approval of the compensation of our named executive officers), Proposal No. 4 (approval of the frequency of advisory votes on executive compensation) and Proposal No. 5 (approval of the amendment to the 2014 Plan) are non-routine matters, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, Proposal No. 3, Proposal No. 4 and Proposal No. 5, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.
What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were a total of 43,295,386 shares of common stock outstanding, which means that 21,647,694 shares of common stock must be represented in person or by proxy at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

What are the effects of abstentions and broker non-votes?
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that such stockholder wishes to abstain from voting such stockholder’s shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (e.g., Proposal No. 2, Proposal No. 3 and Proposal No. 5). However, because the outcomes of Proposal No. 1 and Proposal No. 4 will be determined by a plurality vote (see the next question below for an explanation of what a plurality vote means), abstentions will have no impact on the outcome of such proposal as long as a quorum exists.
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not have any effect on the results of the proposals. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.
How many votes are needed for approval of each proposal and how are votes counted?
• Proposal No. 1: The election of Class III directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. This means that the two nominees who receive the most FOR votes will be elected. You may (i) vote FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of the proposal.
• Proposal No. 2: The ratification of the appointment of Deloitte & Touche LLP requires an affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have the same effect as a vote AGAINST the proposal.
• Proposal No. 3: The approval, on an advisory basis, of the compensation of our named executive officers requires an affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 3, the abstention will have the same effect as a vote AGAINST the proposal. As an advisory vote, this proposal is not binding. However, our Board of Directors and Compensation Committee will consider the outcome of the vote when making future compensation decisions for our named executive officers.
• Proposal No. 4: The approval, on an advisory basis, of the frequency of advisory votes on the compensation of our named executive officers will be determined by a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. The option receiving the highest number of affirmative votes will be determined to be the preferred frequency. You may vote for “1 Year,” “2 Years,” or “3 Years”, or you may ABSTAIN. If you ABSTAIN from voting on Proposal No. 4, the abstention will have no effect on the outcome of the proposal. As an advisory vote, this proposal is not binding. However, our Board of Directors and Compensation Committee will consider the choice that receives the most votes in making future decisions regarding the frequency of future votes on the compensation program for our named executive officers.
• Proposal No. 5: The approval of the amendment to the 2014 Plan to increase the number of shares of common stock that may be issued under the 2014 Plan by 400,000 shares requires an affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 5, the abstention will have the same effect as a vote AGAINST the proposal.
How are proxies solicited for the Annual Meeting and who is paying for such solicitation?
Our Board of Directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We have retained Georgeson Inc. to help us solicit proxies. We will pay Georgeson Inc. $7,000 plus reasonable expenses for its services.
If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.
Why did I receive a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a full set of proxy materials?
In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. Stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.
What does it mean if I received more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.
Who will count the votes?
The votes will be counted, tabulated and certified by Broadridge Financial Solutions, Inc.
Is my vote confidential?
Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed either within CareDx or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.
Do CareDx’s executive officers and directors have an interest in any of the matters to be acted upon at the Annual Meeting?
Mr. Goldberg and Dr. Maag each have an interest in Proposal No. 1 (election of directors), as each nominee is currently a member of our Board of Directors. Members of our Board of Directors and our executive officers do not have any interest in Proposal No. 2 (ratification of appointment of independent registered public accounting firm). Our executive officers have an interest in Proposal No. 3 (approval of the compensation of our named executive officers), as compensation for some of our executive officers is subject to this vote. Additionally, our executive officers have an interest in Proposal No. 4 (approval of the frequency of advisory votes on executive compensation), as the outcome of this vote impacts how frequently we will conduct advisory votes on executive compensation. Our executive officers and directors also have an interest in Proposal No. 5 (approval of amendment to the 2014 Plan), as each of them will be eligible to receive equity awards under the 2014 Plan.

Will members of the Board of Directors attend the Annual Meeting?
We encourage, but do not require, the members of our Board of Directors to attend the Annual Meeting. Those who do attend will be available to answer appropriate questions from stockholders.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We are sending only one annual report and proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This practice, known as “householding,” reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:
CareDx, Inc.
Attention: Corporate Secretary
1 Tower Place, 9th Floor
South San Francisco, CA 94080
(415) 287-2300
Stockholders who hold shares in street name may contact their broker, bank or other nominee to request information about householding.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K (“Form 8-K”) that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us by such date, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2021 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than January 6, 2021. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
CareDx, Inc.
Attention: Corporate Secretary
1 Tower Place, 9th Floor
South San Francisco, CA 94080
Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting is business that is brought (i) pursuant to our proxy materials with respect to the annual meeting specified in the notice of meeting (or any supplement thereto), (ii) by or at the direction of our Board of Directors, or (iii) properly before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our amended and restated bylaws.

To be timely for our 2021 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:
• not earlier than February 20, 2021; and
• not later than March 22, 2021.
In the event that we hold our 2021 annual meeting of stockholders more than 30 days before or after the first anniversary of the date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:
• the 90th day prior to such annual meeting; or
• the 10th day following the day on which public announcement of the date of such annual meeting is first made.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
Nomination of Director Candidates
You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors.”
In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. The stockholder must also give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.
Availability of Amended and Restated Bylaws
A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board of Directors is currently composed of eight members. In accordance with our certificate of incorporation, our Board of Directors is divided into three classes with staggered three-year terms. At the Annual Meeting, two Class III directors will be elected for a three-year term to succeed the same class whose term is then expiring.
Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our Board of Directors may have the effect of delaying or preventing changes in control of our Company.
Nominees
Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, Michael D. Goldberg and Peter Maag, Ph.D. as nominees for election as Class III directors at the Annual Meeting. If elected, Mr. Goldberg and Dr. Maag will each serve as Class III directors until the 2023 annual meeting of stockholders or until their successors are duly elected and have qualified. Each of the nominees is currently a director of our Company. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”
If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the re-election of Mr. Goldberg and Dr. Maag. We expect that Mr. Goldberg and Dr. Maag will each accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our Board of Directors to fill such vacancy. If you are a beneficial owner of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter.
Vote Required; Board Recommendation
The election of Class III directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions and broker non-votes will have no effect on this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE TWO DIRECTORS NOMINATED BY OUR BOARD OF DIRECTORS AND NAMED IN THIS PROXY STATEMENT AS CLASS III DIRECTORS TO SERVE FOR A THREE-YEAR TERM.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our Board of Directors, which is currently composed of eight members. Our Board of Directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.
The following table sets forth the names, ages as of April 29, 2020, and certain other information for each of our directors:

Name		Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
1.	Directors with Terms Expiring at the Annual Meeting/ Nominees
	Michael D. Goldberg(1)(3)(4)	III	62	Lead Independent Director	2011	2020	2023
	Peter Maag, Ph.D.	III	53	Chairman of the Board of Directors and Chief Executive Officer	2012	2020	2023
2.	Continuing Directors
	George W. Bickerstaff, III(3)	I	64	Director	2014	2021	—
	Grace E. Colón, Ph.D.(1)(2)	I	53	Director	2019	2021	—
	Ralph Snyderman, M.D.(2)(4)	I	80	Director	2005	2021	—
	Fred E. Cohen, M.D., D. Phil(1)(2)	II	63	Director	2003	2022	—
	Christine M. Cournoyer(2)(3)	II	68	Director	2019	2022	—
	William A. Hagstrom(1)(3)	II	62	Director	2015	2022	—

(1) Member of our Compensation Committee.
(2) Member of our Science and Technology Committee.
(3) Member of our Audit Committee.
(4) Member of our Nominating and Corporate Governance Committee.
Directors with Terms Expiring at the Annual Meeting—Nominees for Director
Michael D. Goldberg has served as a member of our Board of Directors since November 2011 and as our Lead Independent Director since January 2020. Mr. Goldberg has served as a director and chairman of the Board of Directors of DNAnexus, Inc., a cloud-based genome informatics and data management company, and as an advisor to other private life science companies since May 2011. Mr. Goldberg has also served on the Board of Directors for eHealth, Inc. since 1999. From January 2005 to May 2011, Mr. Goldberg was a partner at Mohr Davidow Ventures, a venture capital firm, where he led life sciences investments in the area of molecular diagnostics, personalized medicine and digital healthcare. In 1987, Mr. Goldberg founded Axion, Inc., a cancer treatment services company, and served as its Chief Executive Officer until its sale in 1995. Prior to Axion, Mr. Goldberg was a partner at the venture capital firm of Sevin Rosen Management Company from 1985 to 1987, where he established the firm’s life science practice, and director of corporate development at Cetus Corporation from 1981 to 1985. Mr. Goldberg has served as a member of the Board of Directors of numerous companies in the biotech and health sciences industry. Mr. Goldberg has served on boards and advisory boards of a number of industry, academic and public policy institutions in biotechnology and finance, including the Board of the Independent Citizens Oversight Committee, which is the governing board for the California Institute for Regenerative Medicine, the Board of the Western Association of Venture Capitalists, the Advisory Boards for the Harvard Center for Genetics and Genomics, the Berkeley Center for Law and Technology, the UCSF Center for Translational and Policy Research on Personalized Medicine and the Stanford Distinguished Careers Institute. Mr. Goldberg holds a B.A. from Brandeis University and an M.B.A. from the Stanford Graduate School of Business. Our Board of Directors has concluded that Mr. Goldberg possesses specific attributes that qualify him to serve as a member of our Board of Directors, including his experience as a senior executive, board member and venture capital investor with numerous companies in the life sciences industry and in personalized medicine and genomics.
Peter Maag, Ph.D. has served as our Chief Executive Officer since October 2012, as a member of our Board of Directors since November 2012 and as our Chairman of the Board of Directors since January 2020. Dr. Maag also served as our

President from October 2012 until November 2018. Prior to joining the Company, Dr. Maag held numerous positions with increasing responsibility at Novartis International AG, a global healthcare company from September 2001 to April 2012, including Global Head of Novartis Diagnostics, a business unit of Novartis A.G., from 2009 to 2012. Dr. Maag also served as Country President for Novartis Pharma AG in Germany from 2006 to 2008, Country President for Novartis’ Korea operations from 2003 to 2005, and the Head of Strategy for the pharmaceutical division of Novartis A.G. from 2001 to 2002. Dr. Maag also worked at McKinsey & Company, focusing on healthcare and globalization from 1995 to 2001. Besides supporting various healthcare and tech companies in their growth efforts, Dr. Maag also holds a board position at Phoenix Pharma SE and serves on the board of Personalized Medicine Coalition in Washington D.C. Dr. Maag studied pharmaceutical sciences at the University of Heidelberg and University of London and received his Ph.D. from the University of Berlin, Germany. Our Board of Directors has concluded that Dr. Maag should serve on our Board of Directors due to his position as Chief Executive Officer of the Company as well as his extensive experience in the pharmaceuticals and life sciences industries.
Continuing Directors
George W. Bickerstaff, III has served as a member of our Board of Directors since April 2014. Mr. Bickerstaff is currently a Managing Director of M.M. Dillon & Co., LLC, a healthcare and technology boutique investment bank, which he joined in 2005. Prior to joining M.M. Dillon & Co., LLC, Mr. Bickerstaff held various positions with Novartis International AG, a global leader in pharmaceuticals and consumer health, including Chief Financial Officer of Novartis Pharma AG from October 2000 to May 2005. From December 1999 to September 2000, Mr. Bickerstaff served as Executive Vice President and Chief Financial Officer of Workscape, Inc., a provider of employee-related information services. From July 1998 to December 1999, Mr. Bickerstaff served as Executive Vice President and Chief Financial Officer of Uniscribe Professional Services, Inc., a nationwide provider of paper and technology-based document management solutions. From January 1998 to June 1998, Mr. Bickerstaff served as Executive Vice President and Chief Financial Officer of Intellisource Group, Inc., a provider of information technology solutions to the federal, state and local governments and utility markets. Mr. Bickerstaff has served as a member of the board of directors of Innoviva, Inc. since December 2017 (Chairman of the Audit Committee and Designated Financial Expert) and Cardax, Inc. from June 2014 to 2017 (Chair of the Board, Chair of the Audit Committee and Designated Financial Expert). Previously, he served as a member of the board of directors of Axovant Sciences Ltd. from February 2018 to February 2020 (Chair of the Audit Committee and Designated Financial Expert); Inovio Pharmaceuticals, Inc. from May 2017 to May 2018 (member of the Audit Committee and Designated Financial Expert); and ARIAD Pharmaceuticals, Inc. from May 2016 to February 2017 (Chair of the Audit Committee and Designated Financial Expert). Mr. Bickerstaff received a Bachelor of Science degree in Engineering and a Bachelor of Arts degree in Business Administration from Rutgers University. Our Board of Directors has concluded that Mr. Bickerstaff possesses specific attributes that qualify him to serve as a member of our Board of Directors, including his substantial financial experience in the healthcare industry and substantial experience with organ transplant markets.
Grace E. Colón, Ph.D. has served as a member of our Board of Directors since July 2019. Dr. Colón has served as President, Chief Executive Officer and Director of InCarda Therapeutics, Inc., a clinical-stage company developing therapeutics for cardiovascular conditions since 2013. In addition to her role at InCarda, Dr. Colón is also the Executive Chairman (formerly Chief Executive Officer) of ProterixBio, Inc., and serves on the board of Cocoon Biotech, Inc. Dr. Colón was a co-founder of Pyranose Biotherapeutics, a biologics discovery platform company. She was also the founding President of the Industrial Products Division at Intrexon Corporation, where she established a new division focused on leveraging synthetic biology for bioindustrial applications such as biofuels and renewable chemicals. Prior to Intrexon, she was head of Clinical Operations for Gilead Sciences, Inc., where she was responsible for global execution of clinical trials. She also created and led both the Alliance Management and Commercial Strategic Planning groups. Prior to Gilead, she was Vice President, Corporate Planning at Affymetrix Inc., where she was responsible for strategic planning and project management and where she also served as Chief Operating Officer for the International Genomics Consortium, a non-profit medical research organization focused on cancer genomics. Earlier in her career, she was a consultant with McKinsey & Co., where she served clients in healthcare, biotech, high tech and venture capital. Dr. Colón received her B.S. in chemical engineering from the University of Pennsylvania and a Ph.D. in chemical engineering from the Massachusetts Institute of Technology. Dr. Colón has also served on the boards of Paradigm Diagnostics, Inc. and PerceptiMed, Inc. Our Board of Directors has concluded that Dr. Colón possesses specific attributes that qualify her to serve as a member of our Board of Directors, including her strong background in biopharma, genomics, healthcare and industrial biotechnology.
Ralph Snyderman, M.D. has served as a member of our Board of Directors since May 2005. Dr. Snyderman has held the position of Chancellor Emeritus and James B. Duke Professor of Medicine at Duke University since July 2004. From January 1989 to June 2004, he served as Chancellor for Health Affairs at the Duke University School of Medicine and was

the founding CEO and President of the Duke University Health System. From January 2006 to November 2009, he consulted for New Enterprise Associates, a venture capital firm, as a venture partner. He previously served on the Boards of Directors of The Procter and Gamble Company, Pharmaceutical Product Development, LLC, Targacept, Inc., Trevena, Inc., Press Ganey Associates, Inc., Crescendo Bioscience, Inc., Argos Therapeutics, Inc. and Linus Oncology. He currently serves on the Boards of Directors of iRhythm Technologies, Inc., Liquida Technologies, Inc., Essential Health Solutions, SenGenix, Inc. and Veritas Collaborative. Dr. Snyderman is a member of the Association of American Physicians, where he served as president from 2003 to 2004, the Association of American Medical Colleges, where he served as chair from 2001 to 2002 and the Institute of Medicine and the American Academy of Arts and Sciences. Dr. Snyderman holds a B.S. in Pre-Medical Studies from Washington College, an M.D. from the State University of New York, Downstate Medical Center, and completed an internship and residency in medicine at Duke University. Our Board of Directors has concluded that Dr. Snyderman possesses specific attributes that qualify him to serve as a member of our Board of Directors, including his strong background in personalized medicine and broad experience in the healthcare industry.
Fred E. Cohen, M.D., D. Phil, F.A.C.P., has served as a member of our Board of Directors since January 2003. Dr. Cohen is a Senior Managing Director of Vida Ventures, a venture capital fund. Dr. Cohen is a member of the Board of Overseers at the University of California, San Francisco, where he is also a former member of the faculty, and where he taught and conducted research from 1988 through 2014. Dr. Cohen served as a partner and founder of TPG Biotechnology, a life sciences focused investment effort from 2001 to 2016. Dr. Cohen serves as a director of the following public companies: Progyny, Inc., a fertility benefits manager; Veracyte, Inc., a diagnostics company in the field of molecular cytology;; Intellia Therapeutics, a gene therapy company exploiting CRISPR/Cas9 to treat genetic disorders; and Urogen Pharma, a urologic oncology company. Dr. Cohen also serves on the board of several privately-held companies and he previously served on the boards of directors of Genomic Health Inc., Tandem Diabetes Care, Inc., Quintiles Transactional Holdings, Inc., Five Prime Therapeutics, Inc., BioCryst Pharmaceuticals, Inc. and Roka Bioscience, Inc. (currently known as Sorrento Tech, Inc.). He is a member of the National Academy of Medicine and the American Academy of Arts and Sciences. Dr. Cohen holds a Bachelor of Science degree in Molecular Biophysics and Biochemistry from Yale University, a D.Phil. in Molecular Biophysics from Oxford University, where he was a Rhodes Scholar, and an M.D. from Stanford University. Our Board of Directors has concluded that Dr. Cohen possesses specific attributes that qualify him to serve as a member of our Board of Directors, including his significant leadership experience in the medical and finance fields, his background as an M.D. and a venture capitalist, his extensive technical expertise relevant to our business, and his service as an investor in and director of numerous life sciences and healthcare companies.
Christine M. Cournoyer has served as a member of our Board of Directors since September 2019. From 2012 to 2019, Ms. Cournoyer served as the Chairperson and Chief Executive Officer for N-of-One, Inc., a leading company in precision medicine delivering clinical and molecular decision support for targeted therapies decisions based on a cancer patient’s molecular profile. Prior to joining N-of-One, Ms. Cournoyer was the Vice President of Clinical Analytics at Optum, responsible for clinical electronic health records solutions and clinical decision support solutions. Prior to joining Optum through the acquisition of Picis, Inc. in 2010, Ms. Cournoyer was the President and Chief Operating Officer for Picis, a company in the healthcare IT market offering digital solutions to automate the clinical and revenue cycle workflows for the high acuity operations of hospitals. Prior to Picis, Ms. Cournoyer was responsible for all analytical solutions serving the retail industry at Harte Hanks, Inc. Ms. Cournoyer has also held roles at Lotus and IBM. At Lotus she was the Chief Information Officer. At IBM she was Vice President of Global Business Transformation, responsible for driving the digital strategy for global software fulfillment for the $8B software business. Ms. Cournoyer has served on a variety of boards over the last 20 years, including The Stride Rite Corporation, GTECH Corporation, BJ’s Wholesale Club, Inc. and Emerson Hospital. Ms. Cournoyer holds a B.S in Business Administration from University of Massachusetts, an M.A. in Economics from Northeastern University and has attended MIT’s Executive Education Program. Our Board of Directors has concluded that Ms. Cournoyer possesses specific attributes that would qualify her to serve as a member of our Board of Directors, including her extensive expertise in technology and her substantial management experience.
William A. Hagstrom has served as a member of our Board of Directors since March 2015. Since 2014, Mr. Hagstrom has served as the founder and CEO of Octave Bioscience, an early stage molecular diagnostics company focused on neurodegenerative diseases and conditions. Mr. Hagstrom has served on the Board of Directors of Genalyte, Inc. since June 2016, the Board of Directors of Navican Genomics Incorporated since October 2016, and the Board of Directors of CoFactor Genomics, Inc. since April 2018. In 2007, Mr. Hagstrom secured financing for Crescendo Bioscience, a specialty diagnostics company focused on autoimmune and inflammatory diseases managed by rheumatologists. Serving as president and chief executive officer, he led the development of the company’s product pipeline, operations infrastructure and commercial strategy. In 2014, Crescendo Bioscience was acquired by Myriad Genetics as a wholly-owned subsidiary. Before founding Crescendo Bioscience, Mr. Hagstrom was president of Alpha BioPartners, a strategic consulting firm for early stage biotechnology companies. While at Alpha BioPartners, Mr. Hagstrom co-founded Biolytx Pharmaceuticals and Altheus Therapeutics. Mr. Hagstrom also served as interim CEO of Selexys Pharmaceuticals and Inoveon. Prior to this he was Chairman and CEO of UroCor, a specialty diagnostics company focused on urological cancers and complex diseases. Under Mr. Hagstrom’s leadership, the company was an Inc. 500 company from 1992 through 1995, before becoming public in 1996. Previously, Mr. Hagstrom held executive positions at some of the largest multinational healthcare companies in the world, including Becton Dickinson, American Hospital Supply and Baxter International, where he served as vice president of the company’s billion-dollar scientific products division. Mr. Hagstrom has served on a variety of Boards over the last 15 years, including Prometheus Laboratories. Mr. Hagstrom received a B.S. degree in Business Management from Bob Jones University. Our Board of Directors has concluded that Mr. Hagstrom possesses specific attributes that would qualify him to serve as a member of our Board of Directors, including his management experience in building and growing specialty diagnostics companies, launching new products and integrating high value informatics into clinical paradigms.
Director Independence
Our common stock is listed on the Nasdaq Global Market. Under the rules of The Nasdaq Stock Market LLC (the “Nasdaq Rules”), independent directors must comprise a majority of a listed company’s Board of Directors. In addition, the Nasdaq Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the Nasdaq Rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s Board of Directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and the Nasdaq Rules. In addition, Compensation Committee members must satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act and the Nasdaq Rules.
Our Board of Directors has undertaken a review of the independence of each director and considered whether such director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, our Board of Directors has determined that Mr. Goldberg, Mr. Bickerstaff, Dr. Cohen, Dr. Colón, Ms. Cournoyer, Mr. Hagstrom and Dr. Snyderman are “independent directors” as defined under the applicable rules and regulations of the SEC and the Nasdaq Rules.
Board Leadership Structure
Our Board of Directors believes that having independent leadership is an important component of our governance structure. Effective January 2020, our independent Board of Directors unanimously selected Dr. Maag to serve as the Chairman of our Board of Directors, due to his vision for our Company’s future and his understanding of our Company and our evolving competitive environment. Given that Dr. Maag is not an independent director under the Nasdaq rules, our independent Board of Directors determined to continue the strong voice of independent directors and created the role of Lead Independent Director. Mr. Goldberg was appointed to serve as the Lead Independent Director.
Our Board of Directors believes that this leadership structure with a strong Lead Independent Director provides balance and currently is in the best interest of our Company and our stockholders. The role given to the Lead Independent Director helps ensure a strong independent and active Board of Directors, while Dr. Maag’s demonstrated leadership during his tenure at CareDx, and his ability to speak as Chairman and Chief Executive Officer, provides strong unified leadership for our Company, allowing for efficient decision making and focused accountability.
The duties and responsibilities of our Lead Independent Director include, among other things:
•calling special meetings of the independent directors;
•presiding at all meetings of our Board of Directors at which the Chairman is not present, including sessions of the independent directors;
•reviewing and approving agendas and meeting schedules for executive sessions of the independent directors;
•approving meeting schedules for Board of Directors to assure that there is sufficient time for consideration and discussion of all material meeting agenda items;

•facilitating discussion among the independent directors on key issues and concerns outside of Board of Directors meetings;
•serving as the principal liaison between the independent directors and the Chairman and Chief Executive Officer;
•leading the independent directors’ annual performance evaluation of the Chief Executive Officer;
•assisting our Nominating and Corporate Governance Committee with respect to our Board of Directors’ and director self-assessment evaluations;
•overseeing and authorizing the engagement of legal, financial, accounting and other advisors on behalf of the independent directors;
•representing our Company in outreach to, and interaction with, our employees and other constituents when requested by the Chief Executive Officer, Chairman or the independent directors;
•engaging with major stockholders, as appropriate; and
•providing leadership to our Board of Directors if circumstances arise in which the role of the Chairman may be, or may be perceived to be, in conflict.

Our Lead Independent Director also performs such additional duties as our Board of Directors may otherwise determine and delegate. Our Board of Directors periodically reviews its leadership structure and will continue to evaluate and implement the leadership structure that it concludes most effectively supports our Board of Directors in fulfilling its responsibilities.
Legal Proceedings with Directors
There are no legal proceedings related to any of the directors or director nominees which require disclosure pursuant to Items 103 or 401(f) of Regulation S-K.
Agreements with Directors
None of the directors or nominees for director was selected pursuant to any arrangement or understanding, other than compensation arrangements in the ordinary course of business.
Board and Committee Meetings
During fiscal year 2019, our Board of Directors held six meetings (including regularly scheduled and special meetings), and took action by written consent three times. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she served as a director, and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served.
It is the policy of our Board of Directors to regularly have separate meeting times for independent directors without management.
Although we do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Mr. Goldberg and Dr. Maag attended our 2019 annual meeting of stockholders.
Our Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Science and Technology Committee. The composition and responsibilities of each of the committees of our Board of Directors are described below. Members will serve on these committees until their resignation or until otherwise determined by our Board of Directors.
Audit Committee
We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is currently comprised of George Bickerstaff, Christine M. Cournoyer, Michael D. Goldberg and William A. Hagstrom, each of whom is a non-employee member of our Board of Directors. Mr. Bickerstaff serves as the current chair of our Audit Committee. Our Board of Directors has determined that each of the members of our Audit Committee satisfies the requirements for independence and financial literacy under the rules and regulations of the SEC, including Rule 10A-3 under the Exchange Act and the Nasdaq Rules. Our Board of Directors has determined that Mr. Bickerstaff qualifies as an “audit committee financial expert” as defined by the applicable SEC rules and satisfies the financial sophistication requirements of the Nasdaq Rules. This designation does not impose on Mr. Bickerstaff any duties, obligations or liabilities that are greater than those generally imposed on members of our Audit Committee and our Board of Directors. Our Audit Committee is responsible for, among other things:
• appointing, compensating and overseeing the work of our independent registered public accounting firm;
• reviewing the qualifications, performance and independence of our independent registered public accounting firm; pre-approving any audit and permissible non-audit services to be performed by our independent registered public accounting firm;
• overseeing the Company’s internal accounting and financial controls, including procedures for the treatment of complaints on accounting controls, internal accounting controls or auditing matters and procedures for the submission of confidential, anonymous employee comments about questionable accounting or auditing matters;
• reviewing with our management and independent registered public accounting firm the organization and performance of our internal audit function;
• reviewing and discussing with our management and the independent registered public accounting firm the results of our annual audit, our quarterly financial statements and financial statements included in our publicly filed reports;
• reviewing and approving related party transactions;
• preparing and providing the Audit Committee report that the SEC requires in our annual proxy statements;
• reviewing the Company’s guidelines and policies with respect to risk assessment and risk management, including risks relating to the Company’s accounting matters, financial reporting, legal and regulatory compliance and general business risks and the steps taken by management to monitor and control these exposures;
• assisting with the resolution of any actual or potential conflicts of interest with respect to members of our Board of Directors; and
• reviewing and evaluating, at least annually, the performance of the Audit Committee and its members.
Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the Nasdaq Rules. A copy of the charter of our Audit Committee is available on our website at www.caredx.com in the Corporate Governance section of our Investors webpage. During fiscal year 2019, our Audit Committee held five meetings and did not take any actions by written consent.
Compensation Committee
Our Compensation Committee is comprised of Fred E. Cohen, M.D., D. Phil, Grace E. Colón, Ph.D., Michael D. Goldberg and William A. Hagstrom, each of whom is a non-employee member of our Board of Directors. Dr. Cohen is the chair of our Compensation Committee. Our Board of Directors has determined that each member of our Compensation Committee meets the requirements for independence under the rules and regulations of the SEC, including Rule 10C-1 under the Exchange Act, and the Nasdaq Rules and is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act. Our Compensation Committee is responsible for, among other things:
• reviewing and approving all salaries, incentive awards and bonuses, equity awards, severance arrangements, change in control agreements and any other compensation and benefit plans for our Chief Executive Officer and all other executive officers;

• administering our equity compensation plans and the issuance of stock options and other stock-related awards not granted pursuant to a plan;
• reviewing, at least annually, the Company’s stock plans, performance goals, incentive awards and the overall composition and coverage of its compensation plans;
• preparing and providing the annual report on executive compensation that the SEC requires in our annual proxy statements;
• reviewing the results of any stockholder advisory vote on executive compensation and considering whether to recommend adjustments to the our executive compensation policies and practices as a result of such vote;
• reviewing and recommending to our Board of Directors for approval the frequency with which we will conduct the stockholder advisory vote on named executive officer compensation taking into account the results of the most recent stockholder advisory vote;
• evaluating risks arising from our compensation plans, policies and programs for our employees;
• developing and implementing policies with respect to the recovery of any excess compensation paid to our executive officers based on erroneous data;
• evaluating and making recommendations to our Board of Directors about director compensation;
• overseeing our overall compensation philosophy, compensation plans and benefits programs; and
• reviewing and evaluating, at least annually, the performance of the Compensation Committee and its members.
Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the Nasdaq Rules. A copy of the charter of our Compensation Committee is available on our website at www.caredx.com in the Corporate Governance section of our Investors webpage. During fiscal year 2019, our Compensation Committee held four meetings and took action by written consent four times.
Our Compensation Committee adopted an Equity Award Grant Policy on October 18, 2018, pursuant to which our Compensation Committee delegated our Chief Executive Officer, Dr. Maag, the power and authority, separately but concurrently with the power and authority of our Compensation Committee, to grant stock options, restricted stock awards and stock-settled stock appreciation rights under the 2014 Plan to our employees (other than executives and directors). During fiscal year 2019, Dr. Maag took action by written consent pursuant to this policy nine times.
Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee in 2019 was at any time during 2019 or at any other time an officer or employee of ours, and none had or have any relationships with us that are required to be disclosed under Item 404 of Regulation S-K. None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during 2019.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is comprised of Ralph Snyderman, M.D. and Michael D. Goldberg, each of whom is a non-employee member of our Board of Directors. Dr. Snyderman is the chair of our Nominating and Corporate Governance Committee. Our Board of Directors has determined that each member of our Nominating and Corporate Governance Committee meets the requirements for independence under the Nasdaq Rules. Our Nominating and Corporate Governance Committee is responsible for, among other things:

• reviewing and making recommendations regarding the composition and size of our Board of Directors and determine the relevant criteria (including any minimum qualifications) for membership on our Board of Directors;
• overseeing our Board of Directors’ evaluation process, including conducting periodic evaluations of the performance of our Board of Directors as a whole and each committee of our Board of Directors, and evaluating the performance of members of our Board of Directors eligible for re-election;
• reviewing disclosures about the Company’s nomination process in our annual meeting proxy statement;
• reviewing and making recommendations about our corporate governance guidelines and overseeing compliance with laws and regulations by our Board of Directors and its committees;
• determining the manner in which stockholders may send communications to our Board of Directors, as well as the process by which stockholder communications will be relayed to our Board of Directors and what our Board of Directors’ response, if any, should be;
• reviewing governance-related stockholder proposals and recommending our Board of Directors’ responses;
• reviewing and approving conflicts of interest of our directors and corporate officers, other than related party transactions reviewed by the Audit Committee; and
• reviewing and evaluating, at least annually, the performance of the Nominating and Corporate Governance Committee and its members.
Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the Nasdaq Rules. A copy of the charter of our nominating and corporate governance committee is available on our website at www.caredx.com in the Corporate Governance section of our Investors webpage. During fiscal year 2019, our Nominating and Corporate Governance Committee held three meetings and did not take any actions by written consent.
Science and Technology Committee
Our Science and Technology Committee is comprised of Fred E. Cohen, M.D., D. Phil, Grace E. Colón, Ph.D., Christine M. Cournoyer and Ralph Snyderman, M.D., each of whom is a non-employee member of our Board of Directors. Dr. Colón is the chair of our Science and Technology Committee. Our Science and Technology Committee is responsible for, among other things:
• meeting with the Company’s science and technology leaders to review the Company’s internal research and technology development activities and providing input as it deems appropriate;
• reviewing technologies that the Company considers for licensing or acquisition and providing input as it deems appropriate;
• reviewing the Company’s development of its technical goals and research and development strategies and providing input as it deems appropriate;
• periodically reporting to our Board of Directors regarding the Science and Technology Committee’s review and assessment of the Company’s internal technology development, technology assessment, technology review and technical goals and research and development strategies and any other matters as it deems appropriate; and
• reviewing and evaluating, at least annually, the performance of the Science and Technology Committee and its members.
Our Science and Technology Committee operates under a written charter. During fiscal year 2019, our Science and Technology Committee held two meetings and did not take any actions by written consent.

Considerations in Evaluating Director Nominees
Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our Nominating and Corporate Governance Committee will consider the composition of our Board of Directors, including, without limitation, issues of character, integrity, judgment, diversity, age, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business and other commitments. Members of our Board of Directors are expected to prepare for, attend, and participate in all Board of Directors and applicable committee meetings. Our Nominating and Corporate Governance Committee requires the following minimum qualifications to be satisfied by any nominee for a position on our Board of Directors: (i) the highest personal and professional ethics and integrity, (ii) proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment, (iii) skills that are complementary to those of the existing Board of Directors, (iv) the ability to assist and support management and make significant contributions to our success, and (v) an understanding of the fiduciary responsibilities that are required of a member of our Board of Directors and the commitment of time and energy necessary to diligently carry out those responsibilities. Other than the foregoing, there are no stated minimum criteria for director nominees, although our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
Although our Board of Directors does not maintain a specific policy with respect to board diversity, our Board of Directors believes that our Board of Directors should be a diverse body, and our Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences. In determining nominations of directors, our Nominating and Corporate Governance Committee may take into account the benefits of diverse viewpoints. Our Nominating and Corporate Governance Committee also considers these and other factors as it oversees the annual Board of Directors and committee evaluations. After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends to our full Board of Directors the director nominees for selection.
Stockholder Recommendations for Nominations to the Board of Directors
Our Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders holding at least one percent of the fully diluted capitalization of the Company continuously for at least 12 months prior to the date of the submission of the recommendation. Our Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our Board of Directors includes members with diversity of experience, skills and experience, including appropriate financial and other expertise relevant to our business. Stockholders wishing to recommend a candidate for nomination should contact our Corporate Secretary in writing. Such recommendations must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve on our Board of Directors, information regarding any relationships between the candidate and CareDx and evidence of the recommending stockholder’s ownership of our common stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for Board of Directors’ membership. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors.
A stockholder can nominate a candidate directly for election to our Board of Directors by complying with the procedures in Section 2.4(ii) of our amended and restated bylaws and the rules and regulations of the SEC. Any eligible stockholder who wishes to submit a nomination should review the requirements in our amended and restated bylaws on nominations by stockholders. Any nomination should be sent in writing to our Corporate Secretary at CareDx, Inc., 1 Tower Place, 9th Floor, South San Francisco, CA 94080. To be timely for our 2021 annual meeting of stockholders, our Corporate Secretary must receive the nomination no earlier than February 20, 2021 and no later than March 22, 2021. The notice must state the information required by Section 2.4(ii) of our amended and restated bylaws and otherwise must comply with applicable federal and state law.
Communications with the Board of Directors
Stockholders wishing to communicate with our Board of Directors or with an individual member of our Board of Directors may do so by writing to our Board of Directors or to the particular member of our Board of Directors, and mailing the correspondence to our Chief Financial Officer at CareDx, Inc., 1 Tower Place, 9th Floor, South San Francisco, CA 94080. Our Chief Financial Officer will review all incoming stockholder communications (excluding mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material), and if deemed appropriate, the stockholder communications will be forwarded to the appropriate member or members of our Board of Directors, or if none is specified, to the Chairman of our Board of Directors. This procedure does not apply to stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our Board of Directors has adopted Corporate Governance Guidelines. These guidelines address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on our website at www.caredx.com in the Corporate Governance section of our Investor Relations webpage. We intend to post any amendments to our Code of Business Conduct and Ethics, and any waivers of our Code of Business Conduct and Ethics for directors and executive officers, on the same website.
Board of Directors’ Role in Risk Oversight
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.
Our Board of Directors believes that open communication between management and our Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of the senior management team at quarterly meetings of our Board of Directors, where, among other topics, they discuss strategy and risks facing the Company, as well as at such other times as they deemed appropriate.
While our Board of Directors is ultimately responsible for risk oversight, our board committees assist our Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. Our Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our Audit Committee also reviews our major financial risk exposures and the steps management has taken to monitor and control these exposures. In addition, our Audit Committee monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk. Our Nominating and Corporate Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure and corporate governance. Our Compensation Committee assesses risks created by the incentives inherent in our compensation policies. Finally, our full Board of Directors reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in significant transactions.
Director Compensation
Compensation Policy
Directors who are employees do not receive any additional compensation for their service on our Board of Directors. We reimburse our non-employee directors for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at Board of Directors and committee meetings. In 2019, certain of our non-employee directors received cash compensation, restricted stock unit awards and options to purchase shares of our common stock pursuant to our 2014 Plan in effect during 2019 as set forth below.
Our non-employee directors received an annual retainer of $40,000 for their service on our Board of Directors. Members of our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Science and Technology Committee, other than the chair of each such committee, received an additional annual retainer of $10,000,

$6,000, $5,000 and $5,000, respectively. The chair of our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Science and Technology Committee each received an additional annual retainer of $20,000, $12,000, $10,000 and $10,000, respectively. Additionally, the non-employee individual acting as Chairman of our Board of Directors during fiscal 2019 received an additional annual retainer of $40,000. All annual retainers were paid quarterly and pro-rated for partial service in any year. Our non-employee directors are entitled to elect the ratio of shares of common stock of the Company to cash issuable or payable to the non-employee director for the payment of the annual retainers.
We will also continue to reimburse our non-employee directors for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at Board of Directors and committee meetings in accordance with our travel policy.
Under our outside director compensation policy, nondiscretionary, automatic grants of non-statutory stock options and restricted stock units (“RSUs”) are made to our non-employee directors. Prior to April 18, 2019, any non-employee director who first joined our Board of Directors was automatically granted an initial stock option to purchase 30,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant and an award of 10,000 RSUs. Each of these options vests and become exercisable in equal monthly installments beginning with the first monthly anniversary after the grant date over the following three years, and each of these RSUs vests in three equal, annual installments beginning with the first annual anniversary after the grant. On the first business day after each annual meeting of our stockholders, each non-employee director who continued to serve on our Board of Directors was automatically granted an option to purchase an additional 15,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant and an award of 5,000 RSUs. Each of these options vests and become exercisable in equal monthly installments beginning with the first monthly anniversary after the grant date over the following one year, and each of these RSUs vests in one installment on the one year anniversary of the grant date. The vesting of the options and the RSUs described above will accelerate in full upon a “change in control,” as defined in our 2014 Plan.
Effective April 18, 2019, our Compensation Committee approved an amendment and restatement of our outside director compensation policy (the “Amended Outside Director Compensation Policy”). Pursuant to the Amended Outside Director Compensation Policy, the equity award grants that each of our non-employee directors is entitled to receive thereunder were modified, whereby any non-employee director who first joined our Board of Directors on or after April 18, 2019 was automatically granted an initial stock option to purchase shares of our common stock having a grant date fair value of $150,000, rounded down to the nearest whole share, at an exercise price equal to the fair market value of our common stock on the grant date, and an award of RSUs having a grant date fair value of $150,000, rounded down to the nearest whole share. Each of these options vests and become exercisable in equal monthly installments beginning with the first monthly anniversary after the grant date over the following three years, and each of these RSUs vests in three equal, annual installments beginning with the first annual anniversary after the grant. In addition, under the Amended Outside Director Compensation Policy, on the first business day after each annual meeting of our stockholders, beginning with the 2019 annual meeting of our stockholders, each non-employee director who continued to serve on our Board of Directors was automatically granted an option to purchase shares of our common stock having a grant date fair value of $100,000, rounded down to the nearest whole share, at an exercise price equal to the fair market value of our common stock on the grant date, and an award of RSUs having a great date fair value of $100,000, rounded down to the nearest whole share. Each of these options vests and become exercisable in equal monthly installments beginning with the first monthly anniversary after the grant date over the following one year, and each of these RSUs vests in one installment on the one year anniversary of the grant date. The vesting of the options and the RSUs described above will accelerate in full upon a “change in control,” as defined in our 2014 Plan.
The following table sets forth the compensation accrued or paid by us to our non-employee directors during the year ended December 31, 2019, for service on our Board of Directors and its committees.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)(4)	Total ($)
Michael D. Goldberg	141,000	99,973	82,244	323,217
George W. Bickerstaff, III	60,000	99,973	82,244	242,217
Fred E. Cohen, M.D., D. Phil	57,000	99,973	82,244	239,217
Grace E. Colón, Ph.D.(5)	22,500	149,972	121,805	294,277
Christine M. Cournoyer(6)	13,333	149,996	120,265	283,594
William A. Hagstrom	56,000	99,973	82,244	238,217
Ralph Snyderman, M.D.	60,000	99,973	82,244	242,217
Amy Abernethy, M.D., Ph.D.(7)	4,167	—	—	4,167

(1) The amounts in this column represent the fair value of common stock granted in lieu of cash retainers pursuant to our outside director compensation plan. Amounts represent the aggregate fair value of the stock awards computed as of the grant date of each stock award in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Our assumptions with respect to the calculation of these values are set forth in Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.
(2) As of December 31, 2019, each of our current non-employee directors held the following number of RSUs: Mr. Goldberg: 2,613; Mr. Bickerstaff: 2,613; Dr. Cohen: 2,613; Dr. Colón: 4,181; Ms. Cournoyer: 6,573; Mr. Hagstrom: 2,613; and Dr. Snyderman: 2,613.
(3) Amounts represent the aggregate fair value of the option awards computed as of the grant date of each option award in accordance with FASB ASC Topic 718. Our assumptions with respect to the calculation of these values are set forth in Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019. There can be no assurance that option awards will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the fair value as computed in accordance with FASB ASC Topic 718.
(4) As of December 31, 2019, each of our current non-employee directors held options to purchase the following number of shares of common stock: Mr. Goldberg: 161,640; Mr. Bickerstaff: 66,341; Dr. Cohen: 35,576; Dr. Colón: 6,569; Ms. Cournoyer: 10,301; Mr. Hagstrom: 65,355; and Dr. Snyderman: 80,939.
(5) Dr. Colón was appointed to our Board of Directors on July 1, 2019.
(6) Ms. Cournoyer was appointed to our Board of Directors on August 22, 2019.
(7) Amy Abernethy, M.D., Ph.D. was appointed to our Board of Directors on July 1, 2018 and served until her resignation on January 31, 2019.

Deferral Election Program

In December 2018, our Compensation Committee approved an RSU and performance unit deferral election program, which is still in effect, pursuant to which our non-employee directors, executive officers and certain other employees may elect, on an annual basis, to defer the settlement of all RSU and performance unit awards granted to such individuals until the first to occur of (i) a “change in control,” as defined in our 2014 Plan, (ii) the individual’s death, or (iii) a specified number of years following the individual’s separation of service with us, in which case the shares will settle in a number of substantially equal annual installments selected by the individual, on every June 30 starting in the calendar year immediately following the year in which the individual incurs a separation of service.
Non-employee directors who elect to defer the settlement of RSU and performance units must make these deferral elections by the end of the calendar year preceding the date of the grant of the stock award (or on such earlier date as specified by the Company). As of December 31, 2019, none of our non-employee directors held any deferred stock awards.
Not only does the RSU and performance unit deferral election program allow our eligible participants to defer the federal income taxes otherwise payable upon the delivery of RSUs, but our Compensation Committee also believes that with respect to non-employee directors and executives who avail themselves of the deferral features, such person will necessarily hold Company stock for a longer period of time. Accordingly, any deferred RSUs will continue to align such portion of our non-employee directors and named executive officers’ compensation with the interests of our stockholders for a longer period of time than would be provided by typical vesting periods.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2020. Deloitte also served as our independent registered public accounting firm for our fiscal year ended December 31, 2019.
At the Annual Meeting, stockholders are being asked to ratify the appointment of Deloitte as our independent registered public accounting firm for our fiscal year ending December 31, 2020. Stockholder ratification of the appointment of Deloitte is not required by our amended and restated bylaws or other applicable legal requirements. However, our Board of Directors is submitting the appointment of Deloitte to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our Audit Committee. Even if the appointment is ratified, our Audit Committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2020 if our Audit Committee believes that such a change would be in the best interests of CareDx and its stockholders. A representative of Deloitte is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so and is expected to be available to respond to appropriate questions from stockholders.
Changes in Independent Registered Public Accounting Firm
On April 10, 2018, the Audit Committee dismissed Ernst & Young LLP (“EY”) as our independent registered public accounting firm.
The reports of EY on our consolidated financial statements for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of EY on our consolidated financial statements for the fiscal year ended December 31, 2016 contained an explanatory paragraph describing conditions that raise substantial doubt about our ability to continue as a going concern.
During the fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through April 10, 2018, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference thereto in their reports on the consolidated financial statements for such fiscal years.
During the fiscal years ended December 31, 2017 and 2016 and any subsequent interim period through April 10, 2018, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that, as of December 31, 2016, we identified the following four material weaknesses in our internal control over financial reporting relating to: (i) certain areas of our financial statement close process, specifically with respect to an incorrect classification of the deferred consideration payable to the former majority shareholders of CareDx International AB (“CareDx International AB”), within our statement of cash flows following the CareDx International AB acquisition, ensuring that our bonus accrual and contingent liability balances were accurate, ensuring the proper application of foreign exchange rates in our consolidation process, and ensuring the proper review of terms and conditions of a debt agreement, (ii) a failure to design and implement transaction level or management review controls for the oversight, integration and consolidation of the acquired entities or controls to assess the completeness and accuracy of information, including key inputs and assumptions used by third party specialists, used in estimating the fair value of assets acquired and liabilities assumed, (iii) a failure to properly apply the revenue recognition criteria to certain contractual arrangements with payers, specifically with respect to controls over the proper analysis and review of the terms and conditions of contractual arrangements and controls over the review of our aged accounts receivables, and (iv) a failure in the design and implementation of controls over our accounting for inventory overhead absorption. We remediated each of these material weaknesses as of December 31, 2017.
We provided EY with a copy of the disclosure set forth in Item 4.01 of the Current Report on Form 8-K that was filed with the SEC on April 16, 2018 (the “Form 8-K”) and requested that EY furnish us with a copy of its letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not EY agrees with the statements related to them made by us in the Form 8-K. A copy of EY’s letter to the SEC dated April 16, 2018 was filed as Exhibit 16.1 to the Form 8-K.

On April 10, 2018, the Audit Committee approved the appointment of Deloitte as our new independent registered public accounting firm, effective immediately. During the fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through April 10, 2018, neither we, nor anyone on our behalf, consulted Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us by Deloitte that Deloitte concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees for professional audit services and other services rendered to us for our fiscal year ended December 31, 2019 and 2018 by Deloitte, our principal independent registered public accounting firm for such period. No fees for services rendered to us for our fiscal year ended December 31, 2018 were incurred by EY.

	2019	2018
Audit Fees(1)	$1,843,079	$1,250,300
Audit-Related Fees(2)	20,000	27,500
Tax Fees(3)	42,000	147,000
All Other Fees(4)	3,790	3,790
Total	$1,908,869	$1,428,590

(1) Audit Fees include fees and out-of-pocket expenses, whether or not yet invoiced, for professional services associated with the annual audit of our financial statements, the reviews of our interim financial statements, reviews of accounting for an acquisition and a new collaboration agreement in 2019 and reviews of accounting for new debt and a new license agreement in 2018.
(2) Audit-Related Fees consist of fees for other audit-related professional services. These fees included the issuance of consents and comfort letters in connection with registration statement filings with the SEC and reviews of SEC comment letters.
(3) Tax Fees include fees for corporate tax advisory.
(4) All Other Fees include any fees billed that are not audit, audit related or tax fees. These fees were for an online accounting literature database.
Auditor Independence
In 2019, there were no other professional services provided by Deloitte that would have required our Audit Committee to consider their compatibility with maintaining the independence of Deloitte.
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our Audit Committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm to ensure that the provision of such services does not impair such accounting firm’s independence. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, tax services and other services up to specified amounts. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. In the years ended December 31, 2019 and 2018, services and related fees identified above under the captions “Audit Fees,” “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” that were billed by Deloitte were approved by the Audit Committee in accordance with SEC requirements.
Vote Required; Board Recommendation
The ratification of the appointment of Deloitte requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2020.

AUDIT COMMITTEE REPORT
The information contained in the following Audit Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that CareDx, Inc. (the “Company”) specifically incorporates it by reference in such filing.
The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with management and Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm. The Audit Committee has discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte required by the applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte its independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the Securities and Exchange Commission.
Respectfully submitted by the members of the Audit Committee of the Board of Directors:
George Bickerstaff (Chair)
Christine M. Cournoyer
Michael D. Goldberg
William A. Hagstrom

PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pursuant to the proxy rules under the Exchange Act and as required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are presenting to our stockholders with a non-binding, advisory vote to approve the compensation of our named executive officers as described in this proxy statement. This proposal is commonly referred to as a “say-on-pay” proposal.
The compensation of our named executive officers is designed to attract, motivate and retain talented and experienced executives, who are critical to our success. Our executive compensation contains elements of cash and equity-based compensation. Our Board of Directors and our Compensation Committee believe that our executive compensation directly and substantially link rewards to measurable corporate performance and are designed to align the interests of our named executive officers with those of our stockholders and to reward our named executive officers for the achievement of our near-term and longer-term financial and strategic goals. The process for determining compensation packages requires that our Board of Directors and our Compensation Committee use judgment and experience to determine the optimal components and amounts of compensation for each named executive officer.
The say-on-pay vote gives you as a stockholder the opportunity to express your views regarding the compensation of our named executive officers by voting to approve or not approve such compensation as described in this proxy statement. This vote is advisory and will not be binding upon our Board of Directors or our Compensation Committee. However, our Board of Directors and our Compensation Committee value the opinion of our stockholders and will take into account the outcome of the vote when considering future executive compensation arrangements. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. If Proposal No. 4 in this proxy statement is approved in accordance with our recommendation, the next say-on-pay vote will occur in 2021.
We encourage our stockholders to read the “Executive Compensation” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our named executive officers in fiscal year 2019.
Vote Required; Board Recommendation
The advisory approval of this Proposal No. 3 requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on this proposal. Although this vote is advisory in nature and does not impose any action on our Board of Directors or our Compensation Committee, we strongly encourage all stockholders to vote on this matter.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4
ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION
We are providing our stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference on the frequency of future advisory votes to approve the compensation of our named executive officers as reflected in Proposal No. 3 above. Stockholders may indicate whether they prefer that we conduct future advisory votes to approve the compensation of our named executive officers every one, two or three years, or they may abstain from voting. We are required to solicit stockholder votes on the frequency of future say-on-pay proposals at least once every six years, although we may seek stockholder input more frequently.
Our Board of Directors believes that holding the advisory vote to approve named executive officer compensation annually will allow for timely and valuable feedback from stockholders on executive compensation matters. Gaining an understanding of the reasons behind an advisory vote for or against named executive officer compensation in a given year will require engagement with stockholders, and refining compensation programs warrants thoughtful deliberation and analysis. Accordingly, in order to ensure timely and frequent stock feedback, our Board of Directors recommends that you vote for the option of every year as the preferred frequency for the future advisory votes to approve the compensation of named executive officers.
Vote Required; Board Recommendation
The voting frequency option that receives the highest number of votes cast by stockholders will be the frequency of future advisory resolutions to approve named executive officer compensation that has been selected by our stockholders. Abstentions and broker non-votes will have no effect on this proposal. Because this vote is advisory, our Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold future advisory resolutions to approve named executive officer compensation more or less frequently than the option approved by our stockholders.
OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE, ON AN ADVISORY BASIS, FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY 1 YEAR (ANNUAL VOTE).

PROPOSAL NO. 5
AMENDMENT TO THE 2014 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED UNDER THE 2014 PLAN BY 400,000 SHARES

On April 20, 2020, our Compensation Committee approved an amendment to our 2014 Plan, subject to approval by our stockholders. The 2014 Plan was originally adopted by our Board of Directors in March 2014 and originally adopted by the stockholders in July 2014.
We have amended the 2014 Plan to provide for, and submit to our stockholders for approval, an increase in the number of shares of common stock that may be issued under the 2014 Plan by 400,000 shares. The additional shares will increase the total shares of common stock reserved for issuance under the 2014 Plan to an aggregate of 7,622,330 shares, plus an additional number of shares in an amount not to exceed 865,252 comprised of shares added to the Amended 2014 Plan as the result of expiration or termination of options issued under our 2008 Equity Incentive Plan, all of which may be issued pursuant to the exercise of stock options, upon the vesting of RSUs or pursuant to any other type of award described below. The 2014 Plan currently includes an “evergreen provision,” which provides that the number of shares available for issuance under the 2014 Plan shall be increased annually on the first day of each year by a number of shares of common stock as is equal to the least of: (i) 4.0% of the outstanding shares of common stock as of the last day of our immediately preceding fiscal year, or (ii) such other amount as our Board of Directors may determine. In this Proposal No. 5, stockholders are requested to approve the foregoing amendment to the 2014 Plan (as amended, the “Amended 2014 Plan”).
Our executive officers and members of our Board of Directors will be eligible to receive awards under the Amended 2014 Plan and therefore have an interest in this proposal.
Reasons for Approving the Amended 2014 Plan
Equity Grants are an Important Part of Our Compensation Philosophy
We strongly believe that the approval of the Amended 2014 Plan is critical to our ongoing effort to build stockholder value. We rely on highly skilled employees to implement our strategic goals and expand our business. There is significant competition for these types of skilled professionals and many other companies also use stock-based awards to attract, motivate and retain their best employees. Our Board of Directors and its Compensation Committee believe that our ability to grant equity incentive awards to new and existing employees, directors and eligible consultants has helped us attract, retain and motivate professionals with superior ability, experience and leadership capability. Historically, we have issued stock options and restricted stock units, including new hire stock awards, under the 2014 Plan. We believe these forms of equity compensation align the interests of our employees, directors and consultants with the interests of our stockholders, encourage retention and promote actions that result in long-term stockholder value creation.
Limited Shares Remain Available under the 2014 Plan
As of March 31, 2020, a total of 1,613,112 shares of common stock were available for future equity awards that may be granted under the 2014 Plan, which constitutes approximately 3.8% of our outstanding shares of common stock as of such date.
In fiscal years 2019, 2018 and 2017, the Company’s annual equity burn rates (calculated by dividing the number of shares subject to equity awards granted during the year by the weighted-average number of shares outstanding during the applicable year) under our equity plans were 5.0%, 5.5% and 5.2%, respectively.
We expect the proposed aggregate share reserve under the Amended 2014 Plan to provide us with enough shares for awards for approximately one year, assuming we continue to grant awards consistent with our current practices and historical burn rate, assuming we receive the maximum annual evergreen increases under the Amended 2014 Plan, and further dependent on the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards and nothing that future circumstances may require us to change our current equity grant practices. Moreover, the full impact that the COVID-19 global pandemic may have on our future equity grant practices, the future price of our shares or our future retention and hiring activity has yet to be determined, and our Compensation Committee therefore believes it is prudent to seek to have additional shares reserved and available for issuance under the Amended 2014 Plan. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Amended 2014 Plan could last for a shorter or longer time than estimated.

In fiscal years 2019, 2018 and 2017, the end of year overhang rate (calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the calendar year plus shares remaining available for issuance for future awards at the end of the calendar year by (2) the number of shares outstanding at the end of the calendar year) was 10.3%, 8.9% and 9.0%, respectively.
The Amended 2014 Plan Contains Strong Compensation and Governance Practices
We have included provisions in the Amended 2014 Plan that are designed to protect our stockholders’ interests and to reflect what we believe to be strong corporate governance practices, including:
•Administrator Independence. The Compensation Committee, comprised solely of independent non-employee directors, administers the Amended 2014 Plan.
•Continued broad-based eligibility for equity awards. We grant equity to substantially all of our employees. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the business.
•No discount stock options or stock appreciation rights. All stock options and stock appreciation rights are intended to have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.
•No tax gross-ups. The Amended 2014 Plan does not provide for any tax gross-ups.
•Limited Transferability. Generally, a participant may not transfer an award granted under the Amended 2014 Plan other than by will or the laws of descent or distribution.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, our Compensation Committee has determined that the proposed 400,000 increase to the share reserve under the 2014 Amended Plan is reasonable and appropriate at this time.
Description of the Amended 2014 Plan
The principal features of the Amended 2014 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the Amended 2014 Plan. Stockholders are urged to read the actual text of the Amended 2014 Plan in its entirety, which is appended to this proxy statement as Appendix B.
Shares Available for Issuance
We are seeking stockholder approval to increase the number of shares of common stock that may be issued under the 2014 Plan by 400,000 shares. Therefore, if this Proposal No. 5 is approved, and subject to adjustment upon certain changes in capitalization, the aggregate number of shares of our common stock that may be issued pursuant to stock awards under the Amended 2014 Plan will not exceed 7,622,330 shares of common stock, plus an additional number of shares in an amount not to exceed 865,252 comprised of shares added to the Amended 2014 Plan as the result of expiration or termination of options issued under our 2008 Equity Incentive Plan. Furthermore, (i) shares covered by awards that expire or, in the case of options or stock appreciation rights, shares that are not purchased or issued as a result of the award becoming unexercisable without having been exercised in full, (ii) shares covered by awards that are surrendered pursuant to an exchange program permitted under the Amended 2014 Plan, (iii) shares that are repurchased by, or forfeited back to, the Company due to failure to vest, (iv) shares used to pay the exercise price of an award or to satisfy tax withholding obligations related to an award, and (v) shares covered by an award that are not actually issued because the award is instead settled with a cash payment (such shares, collectively, “Returned Shares”) shall again become available for future grant or sale under the Amended 2014 Plan. The number of shares available for issuance under the Amended 2014 Plan also includes an annual increase on the first day of each year equal to the least of:
•4.0% of the outstanding shares of common stock as of the last day of our immediately preceding fiscal year; or
•such other amount as our Board of Directors may determine.
Plan Administration
Our Board of Directors or a committee of our Board of Directors may administer the Amended 2014 Plan. Subject to the provisions of our Amended 2014 Plan, the administrator has the power to determine the recipients and terms of the awards, including the exercise price, the number of shares subject to each such award, the exercisability of the awards, and the form of consideration, if any, payable upon exercise. The administrator also has the authority to amend existing awards to reduce their exercise price, to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered in exchange for awards with a higher or lower exercise price. The Compensation Committee, comprised solely of independent non-employee directors, administers the Amended 2014 Plan.
Types of Awards and Eligibility
The Amended 2014 Plan provides for the following types of awards: incentive stock options, nonstatutory stock options, restricted stock awards, RSU awards, stock appreciation rights, performance stock awards, and performance unit awards.
Awards may be granted under the Amended 2014 Plan to our employees, directors and consultants. Only our employees, or employees of a “parent corporation” or a “subsidiary corporation”, may receive incentive stock options; provided, however no more than 5,000,000 shares, plus Returned Shares, may be issued pursuant to awards of incentive stock options under the Amended 2014 Plan. As of March 31, 2020, there were approximately 400 employees, three consultants and seven non-employee directors eligible to participate in the 2014 Plan.
Stock Options
A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. Stock option grants may be incentive stock options or nonstatutory stock options. Each option is evidenced by a stock option agreement. The administrator determines the terms of a stock option, including the number of shares subject to each award, the form of consideration payable at exercise and the fair market value applicable to an award. The exercise price of options granted under our Amended 2014 Plan must at least be equal to the fair market value of our common stock on the date of grant. Generally, the term of an incentive stock option may not exceed ten years. However, in the case of an incentive stock option granted to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the date of grant. Notwithstanding the foregoing, options may be granted with a per share exercise price of less than the fair market value on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, which relates to certain substitutions of a new option for old options, or an assumption of option options, in connection with mergers, consolidations, acquisitions of property or stock, separations, reorganizations or liquidations.
After the termination of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her award agreement to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the award agreement). Generally, the option will remain exercisable for three months following the termination of service. In the event of termination of service due to the death or disability of the employee, director or consultant, such individual’s option will remain exercisable for 12 months following the event causing the termination. In no event may an option be exercised later than the expiration of its term.
Restricted Stock
Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator determines the number of shares of restricted stock granted and may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us). The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture. Holders of restricted stock awards may exercise full voting rights, and will be entitled to receive all dividends and other distributions paid with respect to the shares of common stock underlying such awards, unless the administrator provides otherwise.
RSUs
RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. The administrator determines the terms and conditions of RSUs, including the number of units granted, the vesting criteria (which may include accomplishing specified performance criteria or continued service to us), and the form and timing of payment. The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Stock Appreciation Rights
Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Subject to the provisions of our Amended 2014 Plan, the administrator determines the terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our common stock, or a combination thereof. However, the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.
Performance Units and Performance Shares
Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator establishes organizational or individual performance goals in its discretion. The extent to which these organizational or individual performance goals are met will determine the number and/or the value of performance units and performance shares to be paid out to participants. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or performance shares. Further, the administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares, or in some combination thereof.
Non-Employee Directors
Our Amended 2014 Plan provides that all outside (non-employee) directors will be eligible to receive all types of awards (except for incentive stock options) under our Amended 2014 Plan. To provide a maximum limit on the awards that can be made to our outside directors, our Amended 2014 Plan provides that in any given year, an outside director (i) will not be granted cash-settled awards having a grant-date fair value greater than $300,000, except that in the fiscal year that an outside director first joins our Board of Directors, he or she may be granted a cash-settled award with a grant-date fair value of up to $500,000; and (ii) will not be granted stock-settled awards covering more than 250,000 shares (subject to adjustment for stock dividends, stock splits, combinations or other similar recapitalizations with respect to our common stock), except that in the fiscal year that an outside director first joins our Board of Directors, he or she may be granted stock-settled awards covering up to 500,000 shares (subject to adjustment for stock dividends, stock splits, combinations or other similar recapitalizations with respect to our common stock). The grant-date fair values will be determined according to GAAP. The maximum limits do not reflect the intended size of any potential grants or a commitment to make grants to our outside directors under our Amended 2014 Plan in the future.
Non-Transferability of Awards
Unless the administrator provides otherwise, our Amended 2014 Plan generally does not allow for the transfer of awards, and only the recipient of an award may exercise an award during his or her lifetime.
Changes to Capital Structure
In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the Amended 2014 Plan, the administrator may adjust the number and class of shares that may be delivered under the Amended 2014 Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in the Amended 2014 Plan.
Merger or Change in Control
Our Amended 2014 Plan provides that in the event of a merger or change in control, as defined in the Amended 2014 Plan, each outstanding award will be treated as the administrator determines, including whether the successor corporation or its parent or subsidiary will assume or substitute an equivalent award for each outstanding award. The administrator is not required to treat all awards similarly. If there is no assumption or substitution of outstanding awards, the awards will fully vest, all restrictions will lapse, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and the awards will become fully exercisable. Additionally, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.
Duration, Suspension, Termination, and Amendment
The administrator may amend, alter, suspend or terminate the Amended 2014 Plan at any time; provided that no such amendment, alteration, suspension or termination may materially impair the rights of any participant without the written consent of such participant holding awards. Further, we must obtain stockholder approval of any amendment to the extent necessary to comply with applicable law.
The Amended 2014 Plan is scheduled to terminate on March 20, 2024, ten years from the date it was adopted by our Board of Directors. No awards may be granted under the Amended 2014 Plan while the Amended 2014 Plan is suspended or after it is terminated. Termination of the Amended 2014 Plan will not affect the administrator’s ability to exercise the powers granted to it hereunder with respect to awards granted under the Amended 2014 Plan prior to the date of such termination.
Federal Income Tax Information
The following is a summary of the principal United States federal income taxation consequences to participants and us with respect to participation in the Amended 2014 Plan. This summary is not exhaustive, and does not discuss state, local or foreign tax laws.
Award Implications for Us
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code (described below) and the satisfaction of a tax reporting obligation, we are entitled to a deduction in the same amount and in the same year as the ordinary income recognized by participants with respect to the awards they receive pursuant to the Amended 2014 Plan.
Award Implications for Participants
An optionee who is granted an incentive stock option generally does not recognize taxable income at the time the option is granted or upon its exercise; however, the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and more than one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period.
No taxable income is generally recognized by an optionee upon the grant of a nonstatutory stock option. Upon exercise, the optionee will generally recognize ordinary income equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. When the optionee disposes of shares granted as a nonstatutory stock option, any difference between the sale price and fair market value of the shares on the exercise date is treated as long-term or short-term capital gain or loss, depending on the holding period.
A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. Such gain or loss will be long-term or short-term depending on whether the shares were held for more than one year.

No taxable income is recognized upon receipt of a RSU award. In general, the participant will recognize ordinary income, in the year in which the shares subject to that unit vest and are actually issued to the participant, in an amount equal to the fair market value of the shares on the date of issuance.
No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss, long-term or short-term depending on whether the shares were held for more than one year.
A participant generally will recognize no income upon the grant of a performance award. Upon the settlement of cash awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received. If the participant receives shares of restricted stock or RSUs, the participant generally will be taxed in the same manner as described above for restricted stock or RSUs, as applicable. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and income previously recognized on the shares, will be taxed as capital gain or loss, long-term or short-term depending on whether the shares were held for more than one year.
Tax Withholding
If the participant is an employee, any ordinary income arising from an award generally is subject to withholding of income and employment taxes.
Section 162(m)
Generally, Section 162(m) of the Code (“Section 162(m)”) disallows public companies a tax deduction for federal income tax purposes of compensation in excess of $1 million paid to their chief executive officer and certain other specified officers in any taxable year. For tax years ending prior to December 31, 2017, compensation in excess of $1 million could only be deducted if it was “performance-based compensation” within the meaning of Section 162(m) or qualified for one of the other exemptions from the deduction limit. The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered officers (which now also includes our Chief Financial Officer) in excess of $1 million will generally not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.
Because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation repealing Section 162(m)’s “performance-based compensation” exemption from the deduction limit, no assurance can be given that that compensation attributable to awards granted under the Amended 2014 Plan intended to satisfy the requirements for exemption from Section 162(m) will in fact qualify.
New Plan Benefits
All of our directors, officers, employees and consultants are eligible to receive awards under the Amended 2014 Plan. Awards under the Amended 2014 Plan are discretionary, and we have not approved any awards, including stock options, that are conditioned on stockholder approval of the Amended 2014 Plan. Moreover, we cannot predict our future equity grant practices, the future price of our shares or our future retention and hiring activity with any degree of certainty at this time, particularly given the recent worldwide events surrounding the COVID-19 pandemic. Accordingly, we cannot currently determine the benefits or number of shares subject to awards, including stock options and RSUs, that may be granted in the future to executive officers, directors and employees under the Amended 2014 Plan.
Plan Benefits
The following table presents certain information with respect to options and RSUs granted under the 2014 Plan during fiscal year 2019 to (i) each of our named executive officers, (ii) each of our current directors, (iii) all current executive officers as a group, (iv) all current non-employee directors as a group, and (v) all current employees, excluding non-executive officers, as a group. On December 31, 2019, the last trading day of fiscal year 2019, the last reported sales price of our common stock was $21.57.

2014 Plan

Name and Position(s)	Dollar Value ($) (1)	Number of Shares Subject to Stock Options	Number of RSUs
Peter Maag, Ph.D., Chairman, Chief Executive Officer and Director	8,344,154	96,000	244,000
Michael Bell, Chief Financial Officer	1,999,101	32,000	53,000
Reginald Seeto, MBBS, President and Chief Business Officer	1,129,661	32,000	21,000
Sasha King, M.B.A., Chief Marketing Officer	999,551	16,000	26,500
James P. Yee, M.D., Ph.D., Former Chief Medical Officer	930,526	16,000	24,000
Michael D. Goldberg	182,217	4,152	2,613
George W. Bickerstaff, III	182,217	4,152	2,613
Fred E. Cohen, M.D., D. Phil	182,217	4,152	2,613
Grace E. Colón, Ph.D.	271,777	6,569	4,181
Christine M. Cournoyer	270,261	10,301	6,573
William A. Hagstrom	182,217	4,152	2,613
Ralph Snyderman, M.D.	182,217	4,152	2,613
Current Executive Officers Group	12,472,467	176,000	344,500
Current Non-Employee Directors Group	1,453,123	37,630	23,819
Current Non-Executive Officer Employee Group	37,607,937	777,500	875,950
(1) The amounts in this column represent the aggregate fair value of the awards computed as of the grant date of each award in accordance with FASB ASC Topic 718. Our assumptions with respect to the calculation of these values are set forth in Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.
Since its inception, no shares have been issued to any associate of any director, nominee or executive officer under the 2014 Plan. No person has been issued or will be issued five percent or more the total amount of shares issued under the Amended 2014 Plan.
Equity Compensation Plan Information
The following table provides information as of December 31, 2019 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders(2)	4,319,964	$9.60	393,798
Equity compensation plans not approved by stockholders(3)	163,909	$13.14	110,976
Total:	4,483,873	$9.73	504,774

(1) The weighted average exercise price is calculated based solely on outstanding stock options and warrants and does not reflect the shares that will be issued upon the vesting of outstanding awards of RSUs, which have no exercise price.
(2) Includes the following plans: CareDx, Inc. 1998 Equity Incentive Plan, CareDx, Inc. 2008 Equity Incentive Plan, ImmuMetrix 2013 Equity Incentive Plan, the 2014 Plan and the CareDx, Inc. 2014 Employee Stock Purchase Plan (“ESPP”). Our 2014 Plan provides that on the first day of each fiscal year beginning in 2015, the number of shares available for issuance thereunder is automatically increased by a number equal to the least of (i) four percent (4.0%) of the outstanding shares of common stock as of the last day of the immediately preceding fiscal year, or (ii) such other amount as may be determined by our Board of Directors. Our ESPP provides that on the first day of each fiscal year beginning in 2015, the number of shares available for issuance thereunder is automatically increased by a number equal to the least of (i) 133,900 shares of common stock, (ii) one and one-half percent (1.5%) of the outstanding shares of Common Stock on the last day of the immediately preceding fiscal year, or (iii) such other amount as may be determined by our Board of Directors. On January 1, 2020, the number of shares available for issuance under our 2014 Plan and our ESPP increased by 1,699,937 shares and 133,900 shares, respectively, pursuant to these provisions. These increases are not reflected in the table above.
(3) Consists of shares available for issuance under the CareDx, Inc. 2016 Inducement Equity Incentive Plan and the CareDx, Inc. 2019 Inducement Equity Incentive Plan.

Vote Required; Board Recommendation
The approval of the amendment to the 2014 Plan to increase the number of shares of common stock that may be issued under the 2014 Plan by 400,000 shares requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 2014 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED UNDER THE 2014 PLAN BY 400,000 SHARES.

EXECUTIVE OFFICERS
The following table identifies certain information about our executive officers as of April 29, 2020. There are no family relationships among any of our directors or executive officers.

Name	Age	Position(s)
Peter Maag, Ph.D.	53	Chairman, Chief Executive Officer and Director
Reginald Seeto, MBBS	48	President and Chief Business Officer
Michael Bell	51	Chief Financial Officer
Sasha King	34	Chief Marketing Officer

Peter Maag, Ph.D. For a brief biography of Dr. Maag, please see “BOARD OF DIRECTORS AND CORPORATE GOVERNANCE—Directors with Terms Expiring at the Annual Meeting—Nominees for Director.”
Reginald Seeto, MBBS has served as our President and Chief Business Officer since November 2018. Dr. Seeto served as the Chief Operating Officer of Ardelyx, Inc., a specialized biopharmaceutical company, from October 2016 through mid-August 2018 and continued with Ardelyx, Inc. from August 2018 through December 2018 as a consultant. From April 2008 until October 2016, Dr. Seeto held various positions of increasing responsibility at MedImmune Limited, a biotechnology company and subsidiary of AstraZeneca Plc, and at AstraZeneca, most recently serving as vice president, head of partnering and strategy for AstraZeneca. Earlier, he served as company president of AstraZeneca Thailand and before that, as executive vice president of corporate development and strategy for MedImmune. Prior to joining AstraZeneca/MedImmune, Dr. Seeto held senior marketing roles at Organon Biosciences, which was acquired by Schering Plough in 2007, and Boehringer Ingelheim Pharmaceuticals. Earlier, Dr. Seeto served as an engagement manager for McKinsey & Company and started his career as a practicing medical doctor and clinical researcher in Australia. Dr. Seeto earned both his B.S. and MBBS in medical studies from the University of Sydney, Australia.
Michael Bell has served as our Chief Financial Officer since April 2017. He has over 20 years of international finance and accounting experience. From January 2016 to March 2017, Mr. Bell served as the Chief Financial Officer of Metabiota, Inc., a San Francisco-based company that develops and sells risk analytics products focused on infectious disease. From May 2012 to January 2016, he served as the Chief Financial Officer of Singulex, Inc., a clinical diagnostics company. Prior to that, Mr. Bell held leadership and executive positions within Novartis, including with Novartis Diagnostics, a global provider of blood screening solutions, where he served as Chief Financial Officer from 2011 to 2012, and Senior Director, Global Head of Finance from 2008 to 2011. Mr. Bell also previously worked for several years in public accounting with both Ernst & Young LLP and Deloitte, UK. He holds a Bachelor of Science degree in Mathematics with Computing from the University of Leicester in the United Kingdom, and is a Fellow of the Institute of Chartered Accountants in England & Wales.
Sasha King, M.B.A. has served as our Chief Marketing Officer since June 2019. Prior to that, she served as our Chief Commercial Officer from October 2017 to June 2019. Ms. King brings over 10 years of diagnostics and genetic testing experience. Prior to becoming our Chief Commercial Officer, she served as our Ad Interim Chief Commercial Officer from June to October 2017 and as our Head of Marketing from March to June 2017. From August 2015 to March 2017, she worked in companion diagnostics marketing at Genentech, and was a sales leader at Ariosa Diagnostics from July 2013 to August 2015. While at Genentech, she worked on the launch of the first FDA approved cell free DNA test in oncology, the PD-Ll test launch, and the Foundation Medicine partnership. Ms. King was an early member of the commercial team at Ariosa, a leader in the field of noninvasive prenatal testing (“NIPT”), which is now part of the Roche Group. She led the launch of their test into Asia Pacific and Canada. From August 2008 to July 2011, Ms. King worked at Fletcher Spaght, a life science consulting and venture capital fund. She received a bachelor of science in bioengineering from Massachusetts Institute of Technology in 2008 and an M.B.A. from Stanford Graduate School of Business in 2013.
Legal Proceedings with Executive Officers
There are no legal proceedings related to any of the executive officers which require disclosure pursuant to Items 103 or 401(f) of Regulation S-K.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
In this Compensation, Discussion and Analysis (“CD&A”), we provide an overview of our executive compensation philosophy and objectives, as well as a description of the material components of our executive compensation program. This CD&A is intended to be read in conjunction with the tables which immediately follow this section, which provide further historical compensation information.
As of December 31, 2019, the following executive officers constituted our Named Executive Officers (collectively, our “NEOs”):

Name	Position(s)
Peter Maag, Ph.D.	Chief Executive Officer
Reginald Seeto, MBBS	President and Chief Business Officer
Michael Bell	Chief Financial Officer
Sasha King	Chief Marketing Officer*
James P. Yee, M.D., Ph.D.**	Former Chief Medical Officer
* Effective June 16, 2019, Ms. King transitioned from Chief Commercial Officer to Chief Marketing Officer.
** Dr. Yee retired effective June 28, 2019.

I.  Executive Summary
2019 Business Highlights
Over the course of 2019, we furthered our growth in the healthcare solutions market by leveraging our innovative testing services, products and digital tools. To date, we have devoted substantially all of our efforts to product development, increasing revenue and continuing innovation. 2019 was an important year for CareDx as we achieved the following:
•increased our revenue by 66% from 2018;
•provided approximately 49,000 patient results, up from approximately 28,000 in 2018;
•enrolled the first patient in the Outcomes of KidneyCare™ on Renal Allografts (“OKRA”) study;
•made AlloSure Lung available for lung transplant patients through a compassionate use program;
•acquired OttrCare and XynManagement and, accordingly, began providing digital solutions to transplant centers; and
•entered into a license and collaboration agreement with Cibiltech SAS to commercialize Cibiltech’s proprietary software and service offering known as KidneyCare iBox for the predictive analysis of post-transplantation kidney allograft loss.

In achieving the above, we have continued to execute on our business objectives, improving our products and technologies, and strengthening our financial position.

Further, our long-term total stockholder return has outperformed our competitors over the long-term:
Key 2019 Compensation Decisions
Aligned with our accomplishments in 2019 and strong business and company performance as outlined above, we took certain actions related to our compensation program. Specifically, with respect to long-term incentives, we sought to add more “at-risk” pay for our executives while balancing retention needs and building share ownership among our executives. Beginning in 2019, we added performance-based incentives to our compensation mix for executives, strengthening the pay-for-performance relationship and driving fulfillment of key strategic goals. We continue to manage award design, with a goal of maintaining broad-based equity participation, delivering value that is aligned with our compensation philosophy and proactively managing our share usage as well as dilution during a period of rapid growth.

II. Compensation Philosophy
We operate within a very complex business environment, which requires a very strong management team. Our business model requires our management team to be adept at developing competitive technologies to support multiple customers, including hospitals, all within multiple geographies. Many of our competitors have substantially greater capital resources and larger sales forces than we do. In addition, the diagnostics industry is characterized by rapid product development and technological advances, which require our management team to be adept at managing these key areas of the business.
As a result, the Compensation Committee believes that it is critical to attract, develop and retain a highly-qualified management team with the experience, knowledge, expertise and vision capable of not only operating, but also excelling, in this complex and competitive business environment, including competing against larger competitors and developing and commercializing new products, new and improved technologies and new applications for our existing technologies.
Our executive compensation program is intended to help us achieve and foster a goal-oriented, highly-motivated management team with a clear understanding of our business objectives and shared corporate values. To this end, the Compensation Committee believes that our executive compensation program should provide compensation that:
•attracts and retains the best executive talent;
•appropriately aligns our business objectives and stockholder interests;
•maintains a reasonable balance across types and purposes of compensation;

•motivates our executive officers to achieve our annual and long-term strategic goals and rewards performance based on the attainment of such goals;
•appropriately considers risk and reward in the context of our business environment and long-range business plans;
•recognizes individual value and contributions to our success; and
•considers, but does not exclusively rely upon, competitive market data.

We seek to achieve these objectives in a way that is consistent with the long-term interests of our company and those of our stakeholders, including our stockholders and employees. We structure the annual compensation of our executive officers, including our NEOs, using three principal elements: base salary, annual and equity cash incentives and long-term compensation opportunities in the form of equity awards. While the pay mix may vary from year to year, the ultimate goal is to achieve our compensation objectives as described above.
Our Compensation Committee believes that our compensation program should align executive interests with the drivers of growth and stockholder returns, and support achievement of our primary business goals. The expertise, leadership and contributions of our executives are critical to our ability to create sustained long-term stockholder value. Consequently, our board believes the substantial majority of NEO compensation should be at-risk, variable pay to facilitate the successful execution of our business strategy.
Since this CD&A describes our executive compensation program for 2019, it does not address the impact of the COVID-19 global pandemic on the global economy, our business and financial results, or our executive compensation for 2020. Our Compensation Committee will consider such impact as it continues to monitor and evaluate our 2020 executive compensation program. Our 2020 executive compensation program will be described in our proxy statement for our 2021 annual meeting of stockholders.
III. Compensation Determination Process
Role of Compensation Committee
The Compensation Committee discharges the responsibilities of our Board relating to the compensation of our executive officers. The Compensation Committee consists of directors who are “independent” directors as required by the Nasdaq listing standards and Securities Exchange Act of 1934, as amended (“Exchange Act”), Rule 10C-1, and “non-employee directors” for purposes of Exchange Act Rule 16b-3.
The Compensation Committee has responsibility for overseeing our compensation and benefits policies generally, and overseeing, evaluating and approving the compensation plans, policies and programs applicable to our CEO, as well as our other executive officers, including our other NEOs. In carrying out its responsibilities, the Compensation Committee evaluates our compensation policies and practices with a focus on the degree to which these policies and practices reflect our executive compensation philosophy, develops recommendations, makes decisions that it believes advances our philosophy and reviews the performance of our executive officers when making decisions with respect to their compensation.
The Compensation Committee conducts reviews of the Company’s compensation policies and programs on at least an annual basis to ensure that they enhance stockholder value, align pay and performance, and attract and retain top executive talent. This includes a review of internal pay equity among the executive team. With the assistance of our independent compensation consultant, the Compensation Committee seeks to maintain appropriate base salary, annual bonus and equity compensation plans for its executives.
Role of CEO & Management
Our Chief Executive Officer makes recommendations to our Compensation Committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our Compensation Committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our Chief Executive Officer recuses himself from Compensation Committee and board discussions when his compensation is reviewed. Our Compensation Committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer other than the Chief Executive Officer, as well as each individual compensation component. Our Compensation Committee makes recommendations to our Board of

Directors regarding, or determines, compensation for the Chief Executive Officer. The Compensation Committee or the independent members of our Board of Directors make the final decisions regarding executive compensation for the Chief Executive Officer. The Compensation Committee does not delegate any of its functions to others in deciding executive compensation.
Use of Independent Compensation Consultant
Our Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. The Compensation Committee has retained Radford, part of the Rewards Solutions practice at Aon plc, as its independent outside compensation consultant since 2014 to assist with setting executive compensation. The Compensation Committee has sole authority to retain or replace such independent compensation consultants. The Compensation Committee annually evaluates the compensation consultant’s independence and performance under the applicable Nasdaq listing standards. The Compensation Committee believes that working with an independent compensation consultant furthers the Company’s objectives to recruit and retain qualified executives, align executive interests with those of stockholders and ensure that executive compensation packages will appropriately motivate and reward ongoing achievement of business goals.
In 2019, Radford provided the following services to the Compensation Committee:
•Reviewed and recommended adjustments to the Company’s peer group;
•Conducted an extensive executive compensation assessment; and
•Provided key insights on executive and director compensation based on relevant market data.

Radford did not provide any services to us other than the consulting services to the Compensation Committee. The Compensation Committee conducted a review of its relationship with Radford in 2019 and determined that Radford’s work for the Compensation Committee did not raise any conflicts of interest. The Compensation Committee determined that Radford’s work has conformed to the independence factors and guidance provided by the SEC and the Nasdaq.
Use of a Peer Group
With the assistance and recommendations of Radford, the Compensation Committee has developed a peer group of companies as a reference group to provide a broad perspective on competitive pay levels and practices.
In December 2018, the Compensation Committee approved a peer group for use in making 2019 compensation decisions. When selecting appropriate peers, the general criteria used were:
•Industry – Public diagnostics companies
•Revenues – Between $25 million - $300 million
•Market Capitalization – between $300 million and $2.7 billion (approximately 0.3x to 3.0x of CareDx’s then current market value)
For compensation decisions for fiscal year 2019, the following public companies were selected as our peer group:
2019 Peer Group

Cerus Corporation	Exact Sciences Corporation*	Fluidigm Corporation	GenMark Diagnostics, Inc.
Genomic Health, Inc.*	Guardant Health, Inc.*	Invitae Corporation	Luminex Corporation*
Meridian Bioscience, Inc.*	Myriad Genetics, Inc.*	Nanostring Technologies, Inc.	Natera, Inc.
NeoGenomics, Inc.	OraSure Technologies, Inc.	Oxford Immunotec Global PLC*	Quanterix Corporation*
Quidel Corporation*	T2 Biosystems, Inc.	Veracyte, Inc.
*New for 2019

The Compensation Committee does not engage in formal benchmarking against other companies’ compensation programs or practices to establish our compensation levels or make specific compensation decisions with respect to our executive officers, including our NEOs. Instead, in making its determinations, the Compensation Committee reviews information summarizing the compensation paid at a representative group of peer companies, to the extent that the executive positions at these companies are considered comparable to our positions and informative of the competitive environment, as well as more broad-based compensation surveys to gain a general understanding of market compensation levels.
Assessment of Risk
The Compensation Committee also considers the potential risks in our business when designing and administering our executive compensation program, and we believe our balanced approach to performance measurement and pay delivery works to avoid misaligned incentives for individuals to undertake excessive or inappropriate risk.

IV. Pay Components
Our executive compensation program consists of three primary elements: base salaries, annual cash incentives, and long-term equity awards:

Element	Performance Period	Objective	Performance Measured / Rewarded
Base Salary	Annual	Attracts, retains, and rewards top talent and reflects an NEO’s responsibilities, performance, and relevant market data	•Provides NEOs with fixed compensation that acts as a vehicle to motivate and retain. Rewards executives for key performance and contributions
Annual Incentives	Annual	Rewards achievement of annual company goals subject to meeting individual performance expectations
•Rewards NEOs for their individual performance and the performance of the Company over the fiscal year 2019 incentives, which include cash bonuses and equity in the form of performance-based RSUs (PRSUs) are based on the Company’s financial and strategic goals. The three metrics used for 2019 were:
◦Total Sales – 50% weighting
◦AlloSure Volume – 25% weighting
◦Adjusted EBITDA – 25% weighting

Long-Term Incentives	Long-Term (four years)	Aligns the interests of management and stockholders and serves as an important retention vehicle Supports the achievement of strong share price growth	•NEOs receive a mix of time-based RSUs and time-based stock options to reward long term stock price growth and encourage employee retention.

CareDx is committed to a strong performance orientation in our compensation program and effective corporate governance practices for a company at our development stage and industry. As such we routinely review our policies and program design. Some of our best practices in governance that we observe include:

What We Do
☑ Pay-for-performance alignment
☑ Maintain an Insider Trading Policy
☑ Align compensation with stockholder interests
☑ Maintain “Double Trigger” benefits in the case of a
Change in Control
☑ Annual compensation review
☑ Recommending annual stockholder advisory vote
on named executive officer compensation
☑ Provide only very limited perquisites to executives
       ☑ Balanced pay mix of fixed and variable pay
☑ Multi-year vesting requirements for stock
       options and certain restricted stock unit awards
☑ Robust anti-hedging and pledging policies
☑ Retain an independent compensation consultant
☑ Only independent directors serve on our board
       committees

What We Don’t Do
☒ Provide excessive severance payments ☒ Use excise tax gross-ups ☒ Utilize guaranteed bonuses ☒ Provide single trigger change-in-control severance payments
☒ Provide excessive perquisites
☒ Provide special executive retirement plans
☒ Provide special welfare benefits to our
       executive officers
☒ Permit the payment of dividends on RSUs or
       PRSUs prior to vesting

Base Salary
Base salary is the only fixed component of our executive officers’ total cash compensation and provides competitive pay to attract and retain our executives. Generally, we use base salary to provide each executive officer with a specified level of cash compensation during the year with the expectation that he or she will perform his or her responsibilities to the best of his or her ability and in our best interests. Annual salary decisions are made in recognition of competitive data as well as the skills and experience that each individual brings to the Company and the performance contributions each makes.
Base salary changes in 2019 varied by executive due either to merit increases and/or market adjustments. The increases in 2019 were based on a review of market data from Radford for similar roles and positions within our compensation peer group and an assessment of the following factors:
•Peer group data and external market information;
•Individual performance;
•The level of responsibility assumed and the nature and complexity of each NEO’s role;
•The leadership demonstrated to create and promote a day-to-day working environment; and
•The desire to attract, engage and retain NEOs capable of achieving the Company’s strategic objectives and the marketability and criticality of retention of NEOs.

Annual base salaries for our NEOs were as follows:

Named Executive Officer	2018	2019	Increase
Peter Maag, Ph.D.	$495,000	$514,800	4%
Reginald Seeto, MBBS	$400,000	$400,000	0%(1)
Michael Bell	$342,500	$359,700	5%
Sasha King	$264,000	$290,400	10%
James P. Yee, M.D., Ph.D.	$392,700	$406,500	4%
________________
(1) Mr. Seeto joined the Company on November 26, 2018.

Annual Incentives

Our cash bonus program is designed to provide a financial incentive to reward key executives for the achievement of annual corporate performance objectives. Under the cash bonus program, each NEO has an award opportunity expressed as a percentage of his or her base salary. Payments under the program and vesting of the performance restricted stock unit awards (“PRSUs”) are ultimately based on the achievement of pre-established Company metrics. Actual performance against these metrics determines the Company factor for purposes of calculating payments under the cash bonus program (the “Company Factor”) and determines the level of vesting of the PRSUs. Threshold levels of performance must be met for bonuses to be earned and vesting to occur. For purposes of our cash bonus program, in 2019, the Company Factor could range from zero to 200%.
For 2019, the cash bonus program and the PRSUs granted to our executive officers used three metrics for funding and vesting purposes. The metrics were approved in the first quarter of 2019. Total sales (“Total Sales”) was selected by the Compensation Committee because it is considered a strong measure of the overall health of the business and a primary focus for the Company for 2019. The volume of AlloSure tests performed (“AlloSure Volume”) was selected by the Compensation Committee because, for 2019, it was considered the key growth driver for our Testing Services Business. Adjusted EBITDA was selected by the Compensation Committee because it is considered a strong measure of the Company’s operating performance and because our management uses such information internally for its operating, budgeting and financial planning purposes. We define Adjusted EBITDA as non-GAAP net income/(loss) before net interest expense, income tax expense, depreciation and amortization, other expense, and net loss attributable to noncontrolling interest. For 2019, the Compensation Committee assigned a weighting of 50% to Total Sales, 25% to AlloSure Volume and 25% to Adjusted EBITDA.
For each of these three metrics, in the first quarter of 2019, the Compensation Committee established performance thresholds at the following levels: less than 25% achievement; 25% achievement; 50% achievement; 100% achievement; 150% achievement; and 200% or greater achievement.
Once performance against a metric is determined, the achievement percentage is multiplied by the applicable weighting for the metric and the three totals are then added to determine the Company Factor for purposes of calculating payments under the cash bonus program and the vesting of the PRSU. Based on the foregoing, the Compensation Committee set the Company Factor at 138%.
Once the Company Factor is determined based on Company performance against the metrics above, a modifier is applied based on individual performance. Our Compensation Committee has discretion to grant individual cash bonus awards at, below, or above target based on individual performance and the funding available in the bonus pool. Final awards under the program are subject to adjustment, positively or negatively, for individual performance against key Company objectives. Individual performance is assessed against various objectives falling into five categories: Patients; Performance; Partnering; Pipeline; and People, as well as additional criteria related to competencies and included targeted numbers of patient results, recruitment of patients and centers, partnering and acquisitions, product and service launches and employee recruitment matters. Depending on each individual’s score, the final bonus amount is adjusted in a range of 75% to 120%. Therefore, through our cash bonus program, NEOs may earn a significantly higher payout if target performance is exceeded NEOs also bear the risk of a lower payout if target performance is not achieved, and the risk of no payout for below-threshold results.
To arrive at each Named Executive Officer’s earned bonus for 2019, the Compensation Committee multiplied the Named Executive Officer’s base salary as of December 31, 2019, by the Named Executive Officer’s annual target bonus percentage, by the Company Factor (138%), by the Named Executive Officer’s individual performance factor, as determined by the Compensation Committee. The 2019 target bonus percentages were based on each NEO’s position and were set to be generally consistent with market data and the range of total direct compensation that the Compensation Committee targets for the NEOs.

The cash bonuses paid to our Named Executive Officers for 2019 were:

Named Executive Officer*	Base Salary as of December 31, 2019	2019 Annual Target Bonus (% of base)	Company Factor	Individual Performance Multiplier	2019 Earned Bonus
Peter Maag, Ph.D.	$514,800	80%	1.38	1.0	$568,339
Reginald Seeto, MBBS	$400,000	70%	1.38	1.1	$425,040
Michael Bell	$359,700	60%	1.38	1.1	$327,582
Sasha King	$290,400	60%	1.38	0.9	$216,406

*No bonus was paid to Dr. Yee given he retired on June 28, 2019.

Awards under our cash bonus program are typically paid in the quarter following the close of the performance period.

Long-Term Incentives
Our focus on long-term value creation results in our executive compensation program having a heavy weighting toward equity compensation, which includes stock options and restricted stock units (RSUs). We rely heavily on equity compensation that vests over a multi-year period to ensure that a significant portion of a named executive officer’s compensation opportunity is related to factors that directly and indirectly influence stockholder value. Our Compensation Committee believes this serves as a reward for appreciation in our stock price and long-term value creation, and enables us to achieve our retention objectives. Further, equity participation establishes a sense of ownership and aligns executives’ interests with those of our other stockholders.
In 2019, we provided a significant portion of our executives’ target long-term incentives via a mix of stock options and RSUs. Approximately 39% of the value of annual, long-term incentives are in the form of stock options and the remaining 61% of the value is in the form of RSUs and annual PRSUs. The Compensation Committee believes this structure is appropriate for us given our current competitive recruiting landscape, our current company size and our current growth trajectory.
2019 Annual Equity Grants
A summary our regular, annual cycle grants for 2019 is as follows:

Named Executive Officer	PRSUs (Granted/Vested)		RSUs		Stock Options
	(#)	($)(1)	(#)	($)(2)	(#)	($)(3)
Peter Maag, Ph.D.	48,000	$1,304,160	48,000	$1,304,160	96,000	$1,670,674
Reginald Seeto, MBBS	16,000	$434,720	0(4)	$0	32,000	$556,891
Michael Bell	16,000	$434,720	16,000	$434,720	32,000	$556,891
Sasha King	8,000	$217,360	8,000	$217,360	16,000	$278,446
James P. Yee, M.D., Ph.D. (5)	8,000	$217,360	8,000	$217,360	16,000	$278,446
(1) The PRSUs were granted on February 4, 2019. Amounts set forth in this column generally represent the aggregate grant date fair value of the PRSU awards granted to each listed NEO, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”). These amounts do not represent the actual amounts paid to or realized by the NEOs.
(2) The RSUs were granted on February 4, 2019. Amounts set forth in this column generally represent the aggregate grant date fair value of the RSU awards granted to each listed NEO, computed in accordance with ASC Topic 718. These amounts do not represent the actual amounts paid to or realized by the NEOs.
(3) The stock options were granted on February 4, 2019. Amounts set forth in this column reflect the grant date fair value of the option awards, computed in accordance with ASC Topic 718. All of these amounts reflect certain assumptions with respect to the option awards and do not necessarily correspond to the actual value that will be recognized by our NEOs. The actual value, if any, that may be realized from an option award is contingent upon the satisfaction of the conditions to vesting of that award, and upon the excess of the stock price over the exercise price, if any, on the date the option award is exercised. See Note 13 of the Notes to Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 that was filed with the SEC on February 28, 2020 for a discussion of the assumptions made in determining the grant date fair value of the stock options.
(4) Mr. Seeto joined the Company on November 26, 2018 and received an RSU award with respect to 50,000 shares of common stock at that time.
(5) Dr. Yee did not vest in his 2019 PRSUs, RSUs or options given he retired on June 28, 2019.

PRSUs

In early February 2019, our Compensation Committee granted PRSUs to our executive officers. The PSRUs are sized to reflect one-half of the full value awards given to each executive other than Mr. Seeto.
The PRSUs are designed to further reward key executives for the achievement of corporate performance objectives. The vesting of the PRSUs was based on the achievement of the same pre-established Company metrics used for purposes of determining the Company Factor for the Company’s 2019 cash bonus program, as discussed above. For the PRSUs, the Compensation Committee assigned a weighting of 50% to Total Sales, 25% to AlloSure Volume and 25% to Adjusted EBITDA. For each of these three metrics, for purposes of the PRSUs, the Compensation Committee established performance thresholds at the following levels: less than 25% achievement; 25% achievement; 50% achievement; 100% or greater achievement.
Vesting of the PRSUs granted in 2019 was determined in the first quarter of 2020. The Compensation Committee determined to vest 100% of the shares of common stock subject to the 2019 PRSUs based on determining the Company Factor at above 100%.
RSUs - Vesting
The foregoing RSU grants vest over four years in equal annual installments on the anniversary of the date of grant, beginning at the first anniversary of the date of grant.
Stock Options - Vesting
One quarter of the foregoing option grants vest at the first anniversary of the date of grant. The balance of the option grants vest monthly over a three-year period, subject to continuing service on each vesting date.
2019 Additional RSU Grants
In addition to our regular, annual equity awards, in February and August 2019, we made awards of additional RSUs to certain of our NEOs. These awards were made in order to recognize that in prior years the number of shares available for grant under our equity plan was not adequate to allow for the size of grant the Compensation Committee would have ideally made in light of factors such as performance and common equity grant practices among peers.
A summary of these additional RSU grants for 2019 is as follows:

Named Executive Officer	RSUs (Feb. 2019)		RSUs (Aug. 2019)		Total RSUs	Total RSUs
	(#)	($)(1)	(#)	($)(2)	(#)	($)(3)
Peter Maag, Ph.D.	48,000	$1,304,160	100,000	$2,761,000	148,000	$4,065,160
Reginald Seeto, MBBS	0	N/A	5,000	$138,050	5,000	$138,050
Michael Bell	16,000	$434,720	5,000	$138,050	21,000	$572,770
Sasha King	8,000	$217,360	2,500	$69,025	10,500	$286,385
James P. Yee, M.D., Ph.D.	8,000	$217,360	0	$0	8,000	$217,360
(1) The RSUs were granted on February 4, 2019. The dollar amounts generally represent the aggregate grant date fair value of the RSU awards granted to each listed NEO, computed in accordance with ASC Topic 718. The dollar amounts do not represent the actual amounts paid to or realized by the NEOs.
(2) The RSUs were granted on August 6, 2019. The dollar amounts generally represent the aggregate grant date fair value of the RSU awards granted to each listed NEO, computed in accordance with ASC Topic 718. The dollar amounts do not represent the actual amounts paid to or realized by the NEOs.
(3) See notes (1) and (2) above.

The additional RSUs granted in February 2019 were fully vested on the date of grant. The additional RSUs granted in August 2019 vest over four years in equal annual installments on the anniversary of the date of grant, beginning at the first anniversary of the date of grant, other than with respect to 50,000 of the total RSUs granted to Dr. Maag in August 2019, which were fully vested upon grant.

Welfare and Health Benefits
Our NEOs participate in our employee benefit plans on the same terms as all of our other eligible employees.
We maintain a tax-qualified Code Section 401(k) defined contribution plan in which all of our employees, including our executive officers, who satisfy certain eligibility requirements, including requirements relating to age and length of service, are entitled to participate. Employees may contribute their own funds on a pre-tax basis.
The plan permits us to make matching contributions and we have historically provided employer contributions that match eligible employee contributions (“employer matching contributions”), generally limited to 3% of the compensation (up to a maximum matching contribution of $5,000 per year) that can be taken into account for this purpose under federal law. On January 1, 2018, we began to make contributions to the employee plan. Employer matching contributions vest according to a four-year graded plan at a rate of 25% per year.
In addition, we provide health care, dental, vision and life insurance, an employee assistance plan and both short-term and long-term disability and accidental death and dismemberment benefits to all full-time employees. These benefits are subject to applicable laws and at benefit levels that we believe are generally consistent with the benefits of companies with which we compete for talent.
Limited Perquisites
In 2019, the Company provided certain limited perquisites to our NEOs, which related to electronic allowances and gym allowances.
Hedging and Pledging Prohibitions
Our insider trading policy prohibits our directors, officers (including our executive officers), employees and agents, as well as their immediate family members, from engaging in short sales of our securities and from engaging in transactions in publicly-traded options and other derivative securities with respect to our securities. This prohibition extends to any hedging or similar transactions designed to decrease the risks associated with holding our securities. Our insider trading policy also prohibits certain individuals, including our directors and executive officers, from pledging our securities as collateral for loans.
Employment Agreement and Offer Letter Summaries
We have entered into employment agreements or offer letters with each of the named executive officers. These agreements provide for at-will employment and generally include the named executive officer’s initial base salary, and an indication of eligibility for an annual cash incentive award opportunity.
Peter Maag, Ph.D.
We entered into a Chief Executive Employment Agreement with Dr. Maag, dated September 19, 2012, under which Dr. Maag serves as our Chief Executive Officer. The agreement provides for “at-will” employment and sets forth certain agreed upon terms and conditions of employment. During fiscal year 2019, Dr. Maag’s annual base salary was $495,000, which was increased to $514,800 effective April 1, 2019. Dr. Maag’s salary was further increased to $540,000 effective April 1, 2020. In 2019, he was eligible for a target annual bonus of up to 80% of his base salary, which was increased to 90% for fiscal year 2020.
Reginald Seeto, MBBS
We entered into an offer letter with Dr. Seeto, dated November 16, 2018, under which Dr. Seeto serves as our President and Chief Business Officer. The agreement provides for “at-will” employment and sets forth certain agreed upon terms and conditions of employment. During fiscal year 2019, Dr. Seeto’s annual base salary was $400,000, which was increased to $410,000 effective April 1, 2020. In 2019, he was eligible for a target annual bonus of up to 70% of his base salary.
Michael Bell
We entered into an offer letter with Mr. Bell, dated April 21, 2017, under which Mr. Bell serves as our Chief Financial Officer. The agreement provides for “at-will” employment and sets forth certain agreed upon terms and conditions of employment. During fiscal year 2019, Mr. Bell’s annual base salary was $342,500, which was increased to $359,700 effective April 1, 2019. Mr. Bell’s salary was further increased to $380,000 effective April 1, 2020. In 2019, he was eligible for a target annual bonus of up to 60% of his base salary.
Sasha King
We entered into an offer letter with Ms. King, dated October 20, 2017, under which Ms. King initially served as our Chief Commercial Officer. The agreement provides for “at-will” employment and sets forth certain agreed upon terms and conditions of employment. On June 16, 2019, Ms. King transitioned from Chief Commercial Officer to our Chief Marketing Officer to better align with her focus and contributions to the Company. During fiscal year 2019, Ms. King’s annual base salary was $264,000, which was increased to $290,400 effective April 1, 2020. Ms. King’s salary was further increased to $310,000 effective April 1, 2020. In 2019, she was eligible for a target annual bonus of up to 60% of her base salary.
James P. Yee, M.D., Ph.D.
We entered into an offer letter with Dr. Yee, dated July 31, 2006, under which Dr. Yee served as our Chief Medical Officer. The agreement provided for “at-will” employment and sets forth certain agreed upon terms and conditions of employment. During fiscal year 2019, Dr. Yee’s annual base salary was $392,700, which was increased to $406,500 effective April 1, 2019. Prior to his retirement in June 2019, he was eligible for a target annual bonus of up to 40% of his base salary. Dr. Yee retired from the Company on June 28, 2019.
Potential Payments and Benefits upon Termination or Change of Control for Officers
Peter Maag, Ph.D.
Pursuant to Dr. Maag’s Change of Control and Severance Agreement, dated May 1, 2014, if within two months prior to, or twelve months following a change of control, we or our successor terminate Dr. Maag’s employment without cause, Dr. Maag will be entitled to (a) twelve months’ severance, (b) acceleration of vesting equal to 100% of any unvested equity awards, (c) a lump sum payment equal to Dr. Maag’s annual bonus, and (d) twelve months of continued benefits, provided, that such reimbursement will cease on the date that Dr. Maag becomes covered under a similar plan of a new employer. Pursuant to the agreement, if we or a successor terminate Dr. Maag’s employment without cause and such termination occurs outside of a change of control event, Dr. Maag will be entitled to (a) twelve months’ severance, and (b) twelve months of continued benefits, provided, that such reimbursement will cease on the date that Dr. Maag becomes covered under a similar plan of a new employer.
Reginald Seeto, MBBS
Pursuant to Dr. Seeto’s Change of Control and Severance Agreement, dated November 26, 2018, if within two months prior to, or twelve months following a change of control, we or our successor terminate Dr. Seeto’s employment without cause, Dr. Seeto will be entitled to (a) six months’ severance, (b) acceleration of vesting equal to 100% of any unvested equity awards, (c) a lump sum payment equal to Dr. Seeto’s annual bonus and (d) six months of continued benefits, provided, that such reimbursement will cease on the date that Dr. Seeto becomes covered under a similar plan of a new employer. Pursuant to the agreement, if we or a successor terminate Dr. Seeto’s employment without cause and such termination occurs outside of a change of control event, Dr. Seeto will be entitled to (a) six months’ severance, and (b) six months of continued benefits, provided, that such reimbursement will cease on the date that Dr. Seeto becomes covered under a similar plan of a new employer.
Michael Bell
Pursuant to Mr. Bell’s Change of Control and Severance Agreement, dated April 17, 2017, if within two months prior to, or twelve months following a change of control, we or our successor terminate Mr. Bell’s employment without cause, Mr. Bell will be entitled to (a) twelve months’ severance, (b) acceleration of vesting equal to 100% of any unvested equity awards, (c) a lump sum payment equal to Mr. Bell’s annual bonus and (d) twelve months of continued benefits, provided, that such reimbursement will cease on the date that Mr. Bell becomes covered under a similar plan of a new employer. Pursuant to the agreement, if we or a successor terminate Mr. Bell’s employment without cause and such termination occurs outside of a change of control event, Mr. Bell will be entitled to (a) six months’ severance, and (b) six months of continued benefits, provided, that such reimbursement will cease on the date that Mr. Bell becomes covered under a similar plan of a new employer.
Sasha King
Pursuant to Ms. King’s Change of Control and Severance Agreement, dated October 20, 2017, if within two months prior to, or twelve months following a change of control, we or our successor terminate Ms. King’s employment without cause, Ms. King will be entitled to (a) twelve months’ severance, (b) acceleration of vesting equal to 100% of any unvested equity awards, (c) a lump sum payment equal to Ms. King’s annual bonus and (d) twelve months of continued benefits, provided, that such reimbursement will cease on the date that Ms. King becomes covered under a similar plan of a new employer. Pursuant to the agreement, if we or a successor terminate Ms. King’s employment without cause and such termination occurs outside of a change of control event, Ms. King will be entitled to (a) six months’ severance, and (b) six months of continued benefits, provided, that such reimbursement will cease on the date that Ms. King becomes covered under a similar plan of a new employer.
James P. Yee, M.D., Ph.D.
Pursuant to Dr. Yee’s Change of Control and Severance Agreement, dated May 1, 2014, if within two months prior to, or twelve months following a change of control, we or our successor terminated Dr. Yee’s employment without cause, Dr. Yee would have been entitled to (a) twelve months’ severance, (b) acceleration of vesting equal to 100% of any unvested equity awards, (c) a lump sum payment equal to Dr. Yee’s annual bonus and (d) twelve months of continued benefits, provided, that such reimbursement would have ceased on the date that Dr. Yee became covered under a similar plan of a new employer. Pursuant to the agreement, if we or a successor terminated Dr. Yee’s employment without cause and such termination occurred outside of a change of control event, Dr. Yee would have been entitled to (a) six months’ severance, and (b) six months of continued benefits, provided, that such reimbursement would have ceased on the date that Dr. Yee became covered under a similar plan of a new employer.
For purposes of the change of control agreements, “cause” means generally:

•executive’s material failure to perform his or her stated duties after a notice of failure and a cure period of ten days;
•executive’s material violation of our policies or any written agreement or covenant with us;
•executive’s conviction of, or entry of a plea of guilty or nolo contendere to, a felony;
•a willful act by executive that constitutes gross misconduct and which is injurious to us;
•executive’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to us;
•the unauthorized use or disclosure by executive of any of our proprietary information or trade secrets or any other party to whom he or she owes an obligation of nondisclosure as a result of his or her relationship with us; or
•executive’s willful failure to cooperate with an investigation by a governmental authority.

Accounting and Tax Considerations
The Company accounts for equity-based compensation paid to employees under FASB ASC Topic 718, which requires the Company to estimate and record an expense over the service period of an option award. Thus, the Company may record an expense in one year for awards granted in earlier years. Accounting rules also require the recording of cash compensation as an expense at the time the obligation is accrued.
Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows public companies a tax deduction for federal income tax purposes of compensation in excess of $1 million paid to their chief executive officer, the chief financial officer and three other most highly-compensated executive officers in any taxable year. In making compensation decisions, the Compensation Committee considered the potential effects of Section 162(m) on the compensation paid our executive officers who are subject to the deduction limit (the “covered executives”). The exemption from Section 162(m)’s deduction limit for performance-based compensation was generally repealed for taxable years beginning after December 31, 2017, such that compensation paid to our covered officers in excess of $1 million will generally not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.
To maintain flexibility in compensating the NEOs in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy that all compensation payable to the covered executives must be deductible for federal income tax purposes. Accordingly, while the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes.
In addition to considering the tax consequences, the Compensation Committee considers the accounting consequences of its decisions, including the impact of expenses being recognized in connection with equity-based awards, in determining the size and form of different equity-based awards.

Compensation Committee Report on Executive Compensation

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the SEC’s rules and regulations with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
The Compensation Committee:

Fred E. Cohen, M.D., D. Phil
Grace E. Colón, Ph.D.
Michael D. Goldberg
William A. Hagstrom

Summary Compensation Table
The following table provides information regarding the compensation awarded to, or earned by, our named executive officers during 2017, 2018 and 2019.
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)	Total ($)
Peter Maag, Ph.D., Chairman and Chief Executive Officer	2019	510,030	6,673,480	1,670,674	568,339	1,560	9,424,083
	2018	483,750	2,728,322	1,324,759	693,000	1,560	5,231,391
	2017	450,000	306,900	264,837	378,000	1,560	1,401,297
Michael Bell Chief Financial Officer	2019	355,383	1,442,210	556,891	327,582	3,621	2,685,687
	2018	340,653	1,006,422	438,090	308,284	1,560	2,095,009
	2017	237,292	147,500	190,544	114,319	1,105	690,760
Reginald Seeto, MBBS(1) President and Chief Business Officer	2019	400,000	572,770	556,891	425,040	960	1,955,661
	2018	40,909	1,386,000	1,711,391	30,000	80	3,168,380
Sasha King, M.B.A. Chief Marketing Officer	2019	283,800	721,105	278,446	216,406	8,993	1,508,750
James P. Yee, M.D., Ph.D.(5) Former Chief Medical Officer	2019	247,401	652,080	278,446	—	300	1,178,227

(1) In accordance with SEC guidance, compensation information for Reginald Seeto, MBBS for fiscal year 2017 has not been included in this table because Reginald Seeto, MBBS was not a named executive officer for fiscal year 2017. Additionally, compensation information for Sasha King for fiscal year 2018 and 2017 has not been included in this table because Sasha King was not a named executive officer for fiscal years 2018 and 2017.
(2) The amounts in this column represent the fair value of the award computed as of the grant date of each stock award computed in accordance with FASB ASC Topic 718. Our assumptions with respect to the calculation of these values are set forth in Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.
(3) The amounts in this column represent the aggregate fair value of the award computed as of the grant date of each option award in accordance with FASB ASC Topic 718. Our assumptions with respect to the calculation of these values are set forth in Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.
(4) Represents amounts paid as a discretionary bonus to our executive officers, including our named executive officers, for their performance in 2019 as compared against the performance goals set in our Executive Incentive Compensation Plan.
(5) Dr. Yee retired effective June 28, 2019. Dr. Yee did not hold any options or stock awards as of December 31, 2019.
Grants of Plan-Based Awards
The following table presents, for each of the named executive officers, information concerning each grant of an equity award made during the fiscal year ended December 31, 2019. This information supplements the information about these awards set forth in the Summary Compensation Table and the Outstanding Equity Awards at Fiscal Year-End Table.

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of shares of stock or units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price Per Share ($)	Grant Date Fair Value of Stock and Option Awards ($)(1)
		Threshold (#)	Target (#)	Maximum (#)
Peter Maag, Ph.D.	2/4/2019(2)				48,000	—	—	1,304,160
	2/4/2019(3)				48,000	—	—	1,304,160
	2/4/2019(4)	3,000	48,000	48,000	—	—	—	1,304,160
	2/4/2019(5)				—	96,000	27.17	1,670,674
	8/6/2019(6)				50,000	—	—	1,380,500
	8/6/2019(3)				50,000	—	—	1,380,500
Michael Bell	2/4/2019(2)				16,000	—	—	434,720
	2/4/2019(3)				16,000	—	—	434,720
	2/4/2019(4)	1,000	16,000	16,000	—	—	—	434,720
	2/4/2019(5)				—	32,000	27.17	556,891
	8/6/2019(6)				5,000	—	—	138,050
Reginald Seeto, MBBS	2/4/2019(4)	1,000	16,000	16,000	—	—	—	434,720
	2/4/2019(5)				—	32,000	27.17	556,891
	8/6/2019(6)				5,000	—	—	138,050
Sasha King	2/4/2019(2)				8,000	—	—	217,360
	2/4/2019(3)				8,000	—	—	217,360
	2/4/2019(4)	500	8,000	8,000	—	—	—	217,360
	2/4/2019(5)				—	16,000	27.17	278,446
	8/6/2019(6)				2,500	—	—	69,025
James P. Yee, M.D., Ph.D.(7)	2/4/2019(2)				8,000	—	—	217,360
	2/4/2019(3)				8,000	—	—	217,360
	2/4/2019(4)	500	8,000	8,000	—	—	—	217,360
	2/4/2019(5)				—	16,000	27.17	278,446
(1)  Amounts reflect the aggregate grant date fair value of the RSUs and stock option awards, determined in accordance with ASC 718. This amount does not reflect the actual economic value realized by the named executive officer.
(2) Vesting of the RSU is subject to the executive’s continued employment on the applicable vesting date with the following schedule: 25% of the total number of shares vesting on the grant date, with 25% vesting on each successive grant date anniversary.
(3) The shares subject to this RSU vested in full as of the grant date.
(4) Represents a grant of a performance restricted stock unit (“PRSU”), which provided that it would vest upon the achievement of certain milestones relating to total sales, AlloSure volume and Adjusted EBITDA. Grant date fair value reflects the target (and maximum) number of shares subject to the PRSU award, assuming all performance goals and other requirements are met.
(5) Vesting of the option is subject to the executive’s continued employment on the applicable vesting date with the following schedule: 25% of the total number of shares vesting on grant date, with 1/48th vesting on each successive monthly anniversary of the grant date.
(6) Vesting of the RSU is subject to the executive’s continued employment on the applicable vesting date with the following schedule: 25% of the total number of shares vesting on the first anniversary of the grant date, with 25% vesting on each successive grant date anniversary.
(7) Dr. Yee retired effective June 28, 2019. Dr. Yee did not hold any options or stock awards as of December 31, 2019.

Outstanding Equity Awards at Fiscal Year-End

The following table presents certain information concerning equity awards held by our named executive officers as of December 31, 2019. Dr. Yee did not hold any equity awards as of December 31, 2019.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)
Peter Maag, Ph.D.	1/22/2016(1)	27,041	1,328	5.27	1/22/2026	—	—
	2/17/2017(2)	11,250	16,250	2.30	2/17/2027	—	—
	9/1/2017(3)	2,777	7,292	2.80	9/1/2027	—	—
	10/27/2017(4)	24,375	20,625	5.90	10/27/2027	—	—
	11/09/2017	41,492	—	5.49	11/9/2024	—	—
	1/19/2018(5)	21,287	23,138	6.31	1/19/2028	—	—
	6/29/2018(6)	56,250	93,750	12.24	6/29/2028	—	—
	2/4/2019(7)	96,000	—	27.17	2/4/2029	—	—
	1/22/2016(8)	—	—	—	—	5,312	114,580
	2/17/2017(9)	—	—	—	—	9,000	194,130
	1/19/2018(10)	—	—	—	—	33,319	718,691
	6/29/2018(11)	—	—	—	—	112,500	2,426,625
	2/4/2019(12)	—	—	—	—	48,000	1,035,360
	2/4/2019(13)	—	—	—	—	48,000	1,035,360
	8/6/2019(14)	—	—	—	—	50,000	1,078,500
Michael Bell	4/21/2017(15)	5,834	13,333	1.00	4/21/2027	—	—
	9/1/2017(3)	972	2,917	2.80	9/1/2027	—	—
	10/27/2017(4)	6,563	20,625	5.90	10/27/2027	—	—
	1/19/2018(5)	2,044	7,298	6.31	1/19/2028	—	—
	6/29/2018(6)	6,250	31,250	12.24	6/29/2028	—	—
	2/4/2019(7)	—	32,000	27.17	2/4/2029	—	—
	1/19/2018(16)	—	—	—	—	10,510	226,701
	6/29/2018(17)	—	—	—	—	37,500	808,875
	2/4/2019(18)	—	—	—	—	16,000	345,120
	2/4/2019(13)	—	—	—	—	16,000	345,120
	8/6/2019(19)	—	—	—	—	5,000	107,850
Reginald Seeto,	11/26/2018(20)	27,083	72,917	27.72	11/26/2028	—	—
MBBS	2/4/2019(7)	—	32,000	27.17	2/4/2029	—	—
	11/26/2018(21)	—	—	—	—	37,500	808,875
	2/4/2019(13)	—	—	—	—	16,000	345,120
	8/6/2019(19)	—	—	—	—	5,000	107,850
Sasha King	4/21/2017(22)	1,500	3,750	1.00	4/21/2027	—	—
	6/9/2017(23)	1,250	3,750	1.07	6/9/2027	—	—
	9/1/2017(3)	833	2,917	2.80	9/1/2027	—	—
	10/27/2017(4)	5,000	18,333	5.90	10/27/2027	—	—
	1/19/2018(5)	2,500	10,417	6.31	1/19/2028	—	—
	6/29/2018(6)	6,250	31,250	12.24	6/29/2028	—	—
	2/4/2019(7)	—	16,000	27.17	2/4/2029	—	—
	6/29/2018(17)	—	—	—	—	37,500	808,875
	2/4/2019(24)	—	—	—	—	8,000	172,560
	2/4/2019(13)	—	—	—	—	8,000	172,560
	8/6/2019(25)	—	—	—	—	2,500	53,925

(1) One quarter of the total shares vested on January 22, 2017, and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(2) One quarter of the total shares vested on January 27, 2018, and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(3) One half of the total shares vested on September 1, 2018 and 1/72nd of the shares subject to the option will vest monthly thereafter, subject to executive’s continued employment on each applicable vesting date.
(4) One quarter of the total shares vested on October 20, 2018 and 1/48th of the shares subject to the option will vest monthly thereafter, subject to executive’s continued employment on each applicable vesting date.
(5) One quarter of the total shares vested on January 19, 2019 and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(6) One quarter of the total shares vested on June 1, 2019 and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(7) One quarter of the total shares vested on January 25, 2020 and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(8) All of the shares subject to this RSU award vested on January 21, 2020.
(9) 4,500 of the shares subject to this RSU award vested on January 27, 2020. An additional 4,500 of the shares subject to this RSU award will vest on January 27, 2021.
(10) 11,106 of the shares subject to this RSU award vested on January 19, 2020. An additional 11,106 of the shares subject to this RSU award will vest on each of January 19, 2021 and January 19, 2022.
(11) 37,500 of the shares subject to this RSU award will vest on each of June 1, 2020, June 1, 2021 and June 1, 2022.
(12) 12,000 of the shares subject to this RSU award vested on January 25, 2020. An additional 12,000 of the shares subject to this RSU award will vest on each of January 25, 2021, January 25, 2022 and January 25, 2023.
(13) The shares subject to this RSU vested in full on February 27, 2020, upon the achievement of the requisite milestones relating to total sales, AlloSure volume and Adjusted EBITDA.
(14) 12,500 of the shares subject to this RSU award will vest on each of August 6, 2020, August 6, 2021, August 6, 2022 and August 6, 2023.
(15) One quarter of the total shares vested on April 17, 2018, and 1/48th of the shares subject to the option will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(16)  3,503 of the shares subject to this RSU award vested on January 19, 2020. An additional 3,503 of the shares subject to this RSU award will vest on each of January 19, 2021 and January 19, 2022, subject to executive’s continued employment on each applicable vesting date.
(17) 12,500 of the shares subject to this RSU award will vest on each of June 1, 2020, June 1, 2021 and June 1, 2022, subject to executive’s continued employment on each applicable vesting date.
(18) 4,000 of the shares subject to this RSU award vested on January 25, 2020. An additional 4,000 of the shares subject to this RSU award will vest on each of January 25, 2021, January 25, 2022 and January 25, 2023, subject to executive’s continued employment on each applicable vesting date.
(19) 1,250 of the shares subject to this RSU award will vest on each of August 6, 2020, August 6, 2021, August 6, 2022 and August 6, 2023, subject to executive’s continued employment on each applicable vesting date.
(20) One quarter of the total shares vested on November 26, 2019, and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(21) 12,500 of the shares subject to this RSU award will vest on each of November 26, 2020, November 26, 2021 and November 26, 2022, subject to executive’s continued employment on each applicable vesting date.
(22) One quarter of the total shares vested on March 30, 2018 and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(23) One quarter of the total shares vested on June 9, 2018 and 1/48th of the shares subject to the option vested and will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(24) 2,000 of the shares subject to this RSU award vested on January 25, 2020. An additional 2,000 of the shares subject to this RSU award will vest on each of January 25, 2021, January 25, 2022 and January 25, 2023, subject to executive’s continued employment on each applicable vesting date.
(25) 625 of the shares subject to this RSU award will vest on each of August 6, 2020, August 6, 2021, August 6, 2022 and August 6, 2023, subject to executive’s continued employment on each applicable vesting date.

Option Exercises and Stock Vested

The following table presents, for each of the named executive officers, the number of shares of our common stock acquired upon the exercise of stock options and the vesting and settlement of RSUs during 2019 and the aggregate value realized upon the exercise of stock options and the vesting and settlement of RSUs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting
Peter Maag, Ph.D.	130,000	$1,584,700	69,169(1)	$3,345,229(1)
Michael Bell	49,427	$1,171,801	57,003	$1,723,470
Reginald Seeto, MBBS	—	—	12,500	$254,250
Sasha King	44,958	$1,125,623	20,500	$627,360
James Yee	87,298	$2,262,512	47,173	$1,452,971.74

(1) In accordance with our RSU and performance unit deferral election program, Dr. Maag elected to defer the settlement of 48,000 shares of common stock upon vesting of an RSU that vested on February 4, 2019, of which 1,128 shares were withheld for taxes, and the settlement of 50,000 shares of common stock upon vesting of an RSU that vested on August 1, 2019. The vesting date value of shares subject to the RSU that otherwise would have been delivered if not deferred (after giving effect to the withholding of 1,128 shares for taxes) on February 4, 2019 was $1,273,512 and the vesting date value of the subject to the RSU that otherwise would have been delivered if not deferred on August 1, 2019 was $1,380,500. See “—Non-Qualified Deferral Compensation Plan” below.

Pension Benefits

No pension benefits were paid to any of our named executive officers during fiscal 2019.

Non-Qualified Deferred Compensation Plan

In December 2018, our Compensation Committee approved an RSU and performance unit deferral election program, which is still in effect, pursuant to which our non-employee directors, executive officers and certain other employees may elect, on an annual basis, to defer the settlement of all RSU and performance unit awards granted to such individuals until the first to occur of (i) a “change in control,” as defined in our 2014 Plan, (ii) the individual’s death, or (iii) a specified number of years following the individual’s separation of service with us, in which case the shares will settle in a number of substantially equal annual installments selected by the individual, on every June 30 starting in the calendar year immediately following the year in which the individual incurs a separation of service. We do not otherwise contribute to the RSU and performance unit deferral election program and the amount a participant receives at the end of a deferral period is based solely on the value of our stock at the end of the deferral period.

Name	Executive Contributions in Last Fiscal Year(1)	Aggregate Earnings in Last Fiscal Year(2)	Aggregate Distributions in Last Fiscal Year	Aggregate Balance at Last Fiscal Year End
Peter Maag, Ph.D.	$2,654,012	— (3)	—	—

(1) Represents the vesting date value of RSUs (exclusive of 1,128 shares withheld for taxes) that otherwise would have been delivered if not deferred.
(2) The vesting date value of the deferred RSUs (exclusive of 1,128 shares withheld for taxes) was greater than the value of the deferred RSUs (exclusive of 1,128 shares withheld for taxes) as of December 31, 2019.
(3) The aggregate value of the deferred RSUs (exclusive of 1,128 shares withheld for taxes) as of December 31, 2019 was $2,089,529, which was less than the vesting date value of the RSUs (exclusive of 1,128 shares withheld for taxes) that otherwise would have been delivered if not deferred.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2020 for:
• each of our current directors and nominees for director;
• each of our named executive officers;
• all of our current directors and executive officers as a group; and
• each person or group who beneficially owned more than 5% of our common stock.
We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
We have based our calculation of the percentage of beneficial ownership on 43,019,547 shares of our common stock outstanding as of March 31, 2020. We have deemed shares of our common stock subject to warrants or stock options that are currently exercisable or exercisable within 60 days of March 31, 2020, or issuable pursuant to RSUs that are subject to vesting conditions expected to occur within 60 days of March 31, 2020, to be outstanding and to be beneficially owned by the person holding the warrants, stock option or RSUs for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o CareDx, Inc., 1 Tower Place, 9th Floor, South San Francisco, CA 94080.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Entities affiliated with Alger Associates, Inc.(1)	5,184,933	12.1%
BlackRock, Inc.(2)	2,897,340	6.7%
The Vanguard Group(3)	2,248,485	5.2%
State Street Corporation(4)	2,564,843	6.0%
Waddell & Reed Financial, Inc.(5)	2,777,149	6.5%
Directors and Named Executive Officers:
Peter Maag, Ph.D.(6)	440,674	1.0%
Michael Bell(7)	70,453	*
Reginald Seeto, MBBS(8)	67,234	*
Sasha King(9)	42,847	*
James P. Yee(10)	42,045	*
George W. Bickerstaff, III(11)	159,039	*
Grace E. Colón, Ph.D.(12)	2,421	*
Christine M. Cournoyer(13)	2,804	*
Fred E. Cohen, M.D., D. Phil(14)	103,896	*
Michael D. Goldberg(15)	249,449	*
William A. Hagstrom(16)	77,781	*
Ralph Snyderman, M.D.(17)	143,283	*
All current directors and executive officers as a group (11 persons)(18)	1,359,878	3.1%

* Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.
(1) Based on information reported on a Schedule 13G filed with the SEC on February 14, 2020, this consists of 5,184,933 shares of common stock over which Fred Alger Management, Inc. (“FAM”) has sole voting and dispositive power. These shares of common stock are beneficially owned by one or more open-end investment companies or other managed accounts that are investment management clients of FAM, a registered investment adviser. FAM is a 100% owned subsidiary of Alger Group Holdings, LLC (“AGH”), a holding company. AGH is a 100% owned subsidiary of Alger Associates, Inc., a holding company. The address for each of these stockholders is 360 Park Avenue South, New York, NY 10010.
(2) BlackRock, Inc. (“BlackRock”) filed a Schedule 13G/A on February 5, 2020, reporting that it had sole voting power with respect to 2,825,211 shares and sole dispositive power with respect to 2,897,340 shares, in its capacity as a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) under the Exchange Act. BlackRock’s address is 55 East 52nd Street, New York, New York 10055
(3) The Vanguard Group (“Vanguard”) filed a Schedule 13G/A on February 12, 2020, reporting that it had sole voting power with respect to 81,712 shares, shared voting power with respect to 3,854 shares, sole dispositive power with respect to 2,167,218 shares, shared dispositive power with respect to 81,267 shares and beneficial ownership of an aggregate of 2,248,485 shares in its capacity as an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E) under the Exchange Act. Vanguard’s address is 100 Vanguard Blvd., Malvern, PA 19355.
(4) State Street Corporation (“State Street”) filed a Schedule 13G on February 13, 2020, reporting that it had shared voting power with respect to 2,404,565 shares, shared voting power with respect to 2,564,843 shares and beneficial ownership of an aggregate of 2,564,843 shares in its capacity as a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) under the Exchange Act. State Street’s address is One Lincoln Street, Boston, MA 02111.
(5) As reported in the Schedule 13G filed on February 14, 2020, the shares of common stock are beneficially owned by one or more open-end investment companies or other managed accounts which are advised or sub-advised by Ivy Investment Management Company (“IICO”), an investment advisory subsidiary of Waddell & Reed Financial, Inc. (“WDR”). The investment advisory contracts grant IICO all investment and/or voting power over securities owned by such advisory clients. The investment sub-advisory contracts grant IICO investment power over securities owned by such sub-advisory clients and, in most cases, voting power. Any investment restriction of a sub-advisory contract does not restrict investment discretion or power in a material manner. Therefore, IICO or WDR, because of its control relationship to IICO, may be deemed the beneficial owner of the shares of common stock. The address of IICO and WDR is 6300 Lamar Avenue Overland Park, Kansas 66202.
(6) Represents 189,947 shares of common stock held by Dr. Maag and 250,727 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2020.
(7) Represents 21,907 shares of common stock held by Mr. Bell and 48,546 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2020.
(8) Represents 19,067 shares of common stock held by Dr. Seeto and 48,167 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2020.
(9) Represents 5,736 shares of common stock held by Ms. King and 37,111 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2020.
(10) Dr. Yee retired on June 28, 2019. Information is based solely on a Form 4 filed by Dr. Yee on July 1, 2019.
(11) Represents 93,044 shares of common stock held by Mr. Bickerstaff and 65,995 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2020.
(12) Represents 596 shares of common stock held by Dr. Colón and 1,825 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2020.
(13) Represents 515 shares of common stock held by Ms. Cournoyer and 2,289 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2020.
(14) Represents 68,666 shares of common stock held by Dr. Cohen and 35,230 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2020.
(15) Represents 88,152 shares of common stock held by Mr. Goldberg and 161,294 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2020.
(16) Represents 12,772 shares of common stock held by Mr. Hagstrom and 65,009 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2020.
(17) Represents 77,288 shares of common stock held by Dr. Snyderman, and 65,995 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2020.
(18) Comprised of shares included under “Directors and Named Executive Officers”.

RELATED PARTY TRANSACTIONS
The following is a description of transactions or series of transactions since January 1, 2019, or any currently proposed transaction, to which we were or are to be a participant in which the amount involved in the transaction or series of transactions exceeds $120,000, and in which any of our directors, executive officers or persons who we know held more than five percent of any class of our capital stock, including their immediate family members, had or will have a direct or indirect material interest, other than compensation arrangements that are described under “Executive Compensation” above.
Indemnification Agreements
We have also entered into indemnification agreements with our directors and certain of our executive officers. The indemnification agreements and our certificate of incorporation and amended and restated bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.
Policies and Procedures for Related Party Transactions
Our Audit Committee adopted a formal written policy that our Audit Committee is responsible for reviewing “related party transactions.” A “related party transaction” is a transaction, arrangement, or relationship in which we (including any of our subsidiaries) and any “related party” were, are, or will be participants involving an amount that exceeds $120,000. For purposes of this policy, a related party is defined as a director, nominee for director, executive officer, or greater than 5% beneficial owner of our common stock and their immediate family members, any entity in which such person is employed or is a general partner or principal and any entity where such person has a 5% or greater beneficial ownership interest.
Under this policy, all related party transactions may be consummated or continued only if approved or ratified by our Audit Committee. In determining whether to approve or ratify any such proposal, our Audit Committee will take into account, among other factors it deems appropriate, (a) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and (b) the extent of the related party’s interest in the transaction. The policy grants standing pre-approval of certain transactions, including (1) certain compensation arrangements of executive officers, (2) certain director compensation arrangements, (3) transactions with another company at which a related party’s only relationship is as a non-executive employee, director or beneficial owner of less than 5% of that company’s shares, (4) transactions where a related party’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis, and (5) transactions available to all U.S. employees generally.

OTHER MATTERS
Available Information
Our financial statements for our fiscal year ended December 31, 2019 are included in our Annual Report on Form 10-K for the year ended December 31, 2019. This proxy statement and our annual report are posted on the Investor Relations section of our website at investors.caredxinc.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to CareDx, Inc., Attention: Investor Relations, 1 Tower Place, 9th Floor, South San Francisco, CA 94080.
Note About Forward-Looking Statements

This proxy statement contains forward-looking statements that involve a number of risks and uncertainties. Words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in our Annual Report on Form 10-K for the year ended December 31, 2019. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.
Householding
The SEC has adopted rules that permit companies and intermediaries to satisfy the delivery requirements for Notice of Internet Availability of Proxy Materials (the “Notice”) or other proxy materials with respect to two or more stockholders sharing the same address by delivering a single notice or other annual meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.
A Notice will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or other proxy materials, please notify your broker or call the Company’s Secretary at (415) 287-2300 or submit a request in writing to our Corporate Secretary, 1 Tower Place, 9th Floor, South San Francisco, CA 94080. Stockholders who currently receive multiple copies of the Notice or other proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or other proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.
Company Website
We maintain a website at www.caredx.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.
* * *
Our Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named on the enclosed proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the Internet or by telephone as instructed on the proxy card or execute and return, at your earliest convenience, the proxy card.
THE BOARD OF DIRECTORS
South San Francisco, California
April 29, 2020

Appendix A
CAREDX, INC.
2014 EQUITY INCENTIVE PLAN, AS AMENDED
1.Purposes of the Plan. The purposes of this Plan are:
•to attract and retain the best available personnel for positions of substantial responsibility,
•to provide additional incentive to Employees, Directors and Consultants, and
•to promote the success of the Company’s business.
The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.
2.Definitions. As used herein, the following definitions will apply:
(a)“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.
(b)“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
(c)“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.
(d)“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(e)“Board” means the Board of Directors of the Company.
(f)“Change in Control” means the occurrence of any of the following events:
(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or
(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
(g)“Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(h)“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.
(i)“Common Stock” means the common stock of the Company.
(j)“Company” means CareDx, Inc., a Delaware corporation, or any successor thereto.
(k)“Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities.
(l)“Director” means a member of the Board.
(m)“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(n)“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(p)“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.
(q)“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(iii) For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock; or
(iv) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.
(r)“Fiscal Year” means the fiscal year of the Company.
(s)“Incentive Stock Option” means an Option that by its terms qualifies and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
(t)“Inside Director” means a Director who is an Employee.
(u)“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(v)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(w)“Option” means a stock option granted pursuant to the Plan.
(x)“Outside Director” means a Director who is not an Employee.
(y)“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(z)“Participant” means the holder of an outstanding Award.

(aa)“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.
(ab)“Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.
(ac)“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
(ad)“Plan” means this 2014 Equity Incentive Plan.
(ae)“Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Company’s securities.
(af)“Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.
(ag)“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(ah)“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(ai)“Section 16(b)” means Section 16(b) of the Exchange Act.
(aj)“Service Provider” means an Employee, Director or Consultant.
(ak)“Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.
(al)“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.
(am)“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
3.Stock Subject to the Plan.
(a)Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 7,622,330 Shares, plus the sum of (i) any Shares that, as of the Registration Date, have been reserved but not issued pursuant to any awards granted under the Company’s 2008 Equity Incentive Plan (the “Existing Plan”) and are not subject to any awards granted thereunder, and (ii) any Shares subject to stock options or similar awards granted under the Existing Plan that, on or after the Registration Date, expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the Existing Plan that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan from previously granted awards under the Existing Plan equal to 865,252. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)Automatic Share Reserve Increase. Subject to the provisions of Section 14 of the Plan, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2015 Fiscal Year, in an amount equal to the least of (i) four percent (4%) of the outstanding Shares on the last day of the immediately preceding Fiscal Year or (ii) such number of Shares determined by the Board; provided, however, that such determination under clause (ii) will be made no later than the last day of the immediately preceding Fiscal Year.
(c)Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to, or repurchased by, the Company due to failure to vest, then the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will be 5,000,000 Shares, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan pursuant to this Section 3(c).
(d)Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.
4.Administration of the Plan.
(a)Procedure.
(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.
(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.
(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
(iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.
(b)Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:
(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;
(iii) to determine the number of Shares to be covered by each Award granted hereunder;
(iv) to approve forms of Award Agreements for use under the Plan;
(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;
(vi) to institute and determine the terms and conditions of an Exchange Program;
(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;
(ix) to modify or amend each Award (subject to Section 19 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);
(x) to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 15 of the Plan;
(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and
(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.
(c)Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.
5.Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6.Stock Options.
(a)Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b)Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(c)Option Exercise Price and Consideration.
(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:
(1)In the case of an Incentive Stock Option
(A)granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.
(B)granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(2)In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(3)Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.
(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.
(d)Exercise of Option.
(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.
Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7.Restricted Stock.
(a)Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
(b)Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.
(c)Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
(d)Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(e)Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
(f)Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(g)Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.
(h)Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.
8.Restricted Stock Units.
(a)Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.
(b)Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.
(c)Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing,

at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
(d)Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.
(e)Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.
9.Stock Appreciation Rights.
(a)Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
(b)Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.
(c)Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.
(d)Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(e)Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement, as determined by the Administrator, in its sole discretion. Notwithstanding the foregoing, the rules of Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.
(f)Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.
At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
10.Performance Units and Performance Shares.
(a)Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.
(c)Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.
(d)Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.
(e)Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.
(f)Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.
11.Outside Director Limitations.
(a)Cash-settled Awards. No Outside Director may be granted, in any Fiscal Year, cash-settled Awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of greater than $300,000, increased to $500,000 in the Fiscal Year of his or her initial service as an Outside Director.
(b)Stock-settled Awards. Subject to the provisions of Section 14 of the Plan, no Outside Director may be granted, in any Fiscal Year, Awards covering more than 250,000 Shares, increased to 500,000 Shares in the Fiscal Year of his or her initial service as an Outside Director.
Any Awards granted to an individual while he or she was an Employee, or while he or she was a Consultant but not an Outside Director, will not count for purposes of the limitations under this Section 11.
12.Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
13.Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.
14.Adjustments; Dissolution or Liquidation; Change in Control.
(a)Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Sections 3 and 11(b) of the Plan.
(b)Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it previously has not been exercised, an Award will terminate immediately prior to the consummation of such proposed action.
(c)Change in Control. In the event of a Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that (i) Awards may be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this Section 14(c), the Administrator will not be required to treat all Awards similarly in the transaction.
In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, these type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.
Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.
(d)Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which otherwise would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.
15.Tax.
(a)Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).
(b)Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
(c)Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.
16.No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the

Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.
17.Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
18.Term of Plan. Subject to Section 22 of the Plan, the Plan will become effective upon the later to occur of (i) its adoption by the Board or (ii) the business day immediately prior to the Registration Date. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 19 of the Plan.
19.Amendment and Termination of the Plan.
(a)Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.
(b)Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
(c)Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
20.Conditions Upon Issuance of Shares.
(a)Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.
(b)Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
21.Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.
22.Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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| NAME | SHARES |
|---|---|
| THE COMPANY NAME INC. - COMMON | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS A | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS B | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS C | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS D | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS E | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS F | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - 401 K | 123,456,789,012.12345 |

CONTROL # → 0000000000000000

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DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

The Board of Directors recommends you vote FOR the following:

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________

Nominees

1a. Michael D. Goldberg 1b. Peter Maag, Ph.D.

02 0000000000

The Board of Directors recommends you vote FOR proposals 2 and 3.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

| | 1 year | 2 years | 3 years | Abstain |
|---|---|---|---|---|
| 4. Approval, on an advisory basis, of the frequency of advisory votes on the compensation of our named executive officers. | ☐ | ☐ | ☐ | ☐ |

The Board of Directors recommends you vote FOR proposal 5.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

| | Yes | No |
|---|---|---|
| Please indicate if you plan to attend this meeting | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000463994_1 R1.0.1.18

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:** The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com

**CAREDX, INC.**
**Annual Meeting of Stockholders**
**June 17, 2020 10:00 a.m. Pacific Time**
**This proxy is solicited by the Board of Directors**

**This proxy is governed by the laws of the State of Delaware.**

The stockholder(s) hereby appoint(s) Peter Maag and Michael Bell, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of CAREDX, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 10:00 a.m. Pacific Time on June 17, 2020, at 1 Tower Place, 9th Floor, South San Francisco, CA 94080, and any adjournment or postponement thereof.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1 ON THE REVERSE SIDE, FOR PROPOSALS 2, 3 AND 5, AND FOR "1 YEAR" ON PROPOSAL 4.**

0000463994_2 R1.0.1.18

**Continued and to be signed on reverse side**